UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Allarity Therapeutics, Inc.

(Name of Registrant as Specified In Its Charter)

______________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Allarity Therapeutics, Inc.
24 School Street, 2nd Floor
Boston, Massachusetts 02108

July 1, 2024

Dear Stockholders:

I am pleased to invite you to attend the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Allarity Therapeutics, Inc. (the “Company,” “we,” “us” or “our”) on Friday, July 26, 2024 at 10:00 a.m., Eastern Time.

As we believe that a virtual meeting format expands stockholder access and participation and improves communications, the Annual Meeting will be held in a virtual meeting format only.

You or your proxyholder will be able to attend the Annual Meeting, vote, and submit your questions during the meeting only via live audio webcast by visiting https://meetnow.global/MHULKLQ. To participate in the meeting, you will need to review the information included on your proxy card. You will not be able to attend the meeting in person.

The attached Notice of Annual Meeting of Stockholders (the “Notice Card”) and the 2024 Proxy Statement (the “Proxy Statement”) have been made part of this invitation. Details regarding the Annual Meeting and the business to be conducted at the Annual Meeting are more fully described in the accompanying Notice Card and Proxy Statement. You are entitled to vote at our Annual Meeting and any adjournments, continuations or postponements only if you were a stockholder as of June 14, 2024.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to attend the Annual Meeting online, please vote as promptly as possible by following the instructions in the accompanying Proxy Statement to ensure your representation and the presence of a quorum at the Annual Meeting.

Details regarding logging onto and attending the virtual meeting over the website and the business to be conducted at the Annual Meeting are described in the accompanying Notice Card and Proxy Statement. Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. After reading the Proxy Statement, even if you intend to attend the Annual Meeting, we ask that you please promptly vote via the Internet or by telephone, or when you receive a paper proxy card, please promptly submit your proxy by dating, signing, and returning the enclosed proxy card in the enclosed postage-prepaid envelope, to ensure that your votes are counted. If you vote via the Internet, vote by telephone, or submit your proxy card, you can still attend the Annual Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement and Proxy Card.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary, or you may also virtually attend the Annual Meeting and vote online during the Annual Meeting.

Our board of directors and management look forward to your attendance at the Annual Meeting.

/s/ Gerald W. McLaughlin
Gerald W. McLaughlin
Chairman of our Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Friday, July 26, 2024, 10:00 a.m., Eastern Time

The 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Allarity Therapeutics, Inc. (the “Company,” “we,” “us” or “our”), will be held on Friday, July 26, 2024, at 10 a.m., Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders via live audio webcast at https://meetnow.global/MHULKLQ.

Items of Business

1.      To elect two (2) Class II directors, Gerald W. McLaughlin and Laura E. Benjamin, to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified (the “Director Proposal”);

2.      To ratify the appointment of Wolf & Company, P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Independent Auditor Proposal”);

3.      To approve an amendment to our Certificate of Incorporation, to decrease the number of authorized shares from 750,500,000 to 250,500,000, and to decrease the number of our common stock from 750,000,000 to 250,000,000, in substantially the form attached to the Proxy Statement as Appendix A (the “Share Decrease Proposal”);

4.      To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix B, to, at the discretion of our board of directors, effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.0001 per share, at a ratio between 1-for-5 and 1-for-30, with the board of directors having the discretion as to whether or not the reverse stock split is to be effected, with the exact ratio of any reverse stock split (the “Split Ratio”) to be set within the above range as determined by the board of directors in its discretion, and without a corresponding reduction in the total number of authorized shares of common stock (the “Reverse Stock Split Proposal”);

5.      To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to the Proxy Statement as Appendix C, to increase the aggregate number of shares of common stock authorized for grant under the 2021 Plan from 2,168,330 to 8,565,154 (or the quotient obtained by dividing such number by the Split Ratio, if the Reverse Stock Split Proposal is approved and implemented) (the “2021 Plan Amendment Proposal”);

6.      To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix D, to limit the liability of certain officers as permitted by Delaware Law (the “Officer Exculpation Amendment Proposal”);

7.      To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Director Proposal, the Independent Auditor Proposal, the Share Decrease Proposal, the Reverse Stock Split Proposal, the 2021 Plan Amendment Proposal or the Officer Exculpations Amendment Proposal (the “Adjournment Proposal”);

8.      To transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

Record Date

The record date for the Annual Meeting is June 14, 2024 (the “Record Date”). Only holders of shares of common stock as of the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote on all business transacted at the Annual Meeting or any continuation, postponement or adjournment thereof. A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to us at investorrelations@allarity.com, stating the purpose of the request and providing proof of ownership of Company stock.

If you have questions about your stock ownership, you may contact us or our transfer agent, Computershare, at (800) 736-3001.

Voting Your Proxy

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Stockholders are encouraged to attend, participate in and vote at the Annual Meeting. Whether or not you plan to virtually attend the Annual Meeting, your vote is important. Please promptly complete and return your signed proxy card in the enclosed envelope or submit your proxy by telephone or via the Internet as described on your proxy card or voting instruction form. As described in the 2024 Proxy Statement (the “Proxy Statement”), you will be able to virtually attend and participate in the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://meetnow.global/MHULKLQ. To participate in the Annual Meeting, you must have your control number that is shown on your proxy card.

Please refer to the accompanying Proxy Statement for additional details and important information about the Annual Meeting.

By order of the board of directors,
/s/ Gerald W. McLaughlin
Gerald W. McLaughlin
Chairman of our Board
July 1, 2024

i

ii

iii

Allarity Therapeutics, Inc.
24 School Street, 2nd Floor
Boston, Massachusetts 02108

PROXY STATEMENT
FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

This 2024 proxy statement (the “Proxy Statement”) includes certain information about Allarity Therapeutics, Inc. (the “Company,” “we,” “us” or “our”), and is being solicited by our board of directors (our “Board”), in connection with our 2024 Annual Meeting of Stockholders to be held virtually on Friday, July 26, 2024 at 10:00 a.m., Eastern Time and any continuation, postponement or adjournment thereof (the “Annual Meeting”). You should read this Proxy Statement carefully before voting at the Annual Meeting. For more complete information regarding our 2023 performance, you are encouraged to review our 2023 Annual Report to Stockholders (the “2023 Annual Report”) or our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “2023 Form 10-K”).

We are very pleased that the 2024 Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted solely online via live webcast. You will be able to attend and participate in the 2024 Annual Meeting online, vote your shares electronically and submit your questions prior to and during the meeting by visiting: https://meetnow.global/MHULKLQ at the meeting date and time described in the accompanying proxy statement. There is no physical location for the 2024 Annual Meeting.

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and us. We believe that hosting a virtual meeting will enable greater stockholder attendance and participation from any location around the world.

IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules regarding how companies must provide proxy materials to their stockholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:

•        the full set delivery option; or

•        the notice only option.

A company may use a single method for all of its stockholders, or use full set delivery for some while adopting the notice only option for others.

Full Set Delivery Option

Under the full set delivery option, a company delivers all proxy materials to its stockholders by mail as it would have done prior to the change in the rules. In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website. In connection with our Annual Meeting, we have elected to use the full set delivery option. Accordingly, you will receive all proxy materials by mail. These proxy materials include the attached Notice of Annual Meeting of Stockholders (the “Notice Card”), this Proxy Statement, proxy card and the 2023 Form 10-K.

Notice Only Option

Under the notice only option, which we have elected NOT to use for the Annual Meeting, a company must post all proxy materials on a publicly-accessible website. Instead of delivering proxy materials to its stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Material.” The notice includes, among other things:

•        information regarding the date and time of the Annual Meeting as well as the items to be considered at the meeting;

•        information regarding the website where the proxy materials are posted; and

•        various means by which a stockholder can request paper or e-mail copies of the proxy materials

If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.

We May Use the Notice Only Option in the Future

Although we have elected to use the full set delivery option in connection with the Annual Meeting, we may choose to use the notice only option in the future. By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for cost savings as well as conservation of paper products. Many companies that have used the notice only option have also experienced a lower participation rate resulting in fewer stockholders voting at their annual meeting. We plan to evaluate the future possible cost savings as well as the possible impact on stockholder participation as we consider future use of the notice only option.

Delivery of Proxy Materials

On or about July 1, 2024, this Proxy Statement, an accompanying proxy card, the Notice Card and the 2023 Form 10-K, will be mailed to stockholders and will be made available to stockholders on our Investor Relations website at https://www.edocumentview.com/ALLR2024. Our website is not part of this Proxy Statement; references to our website address in this Proxy Statement are intended to be inactive textual references only.

The only outstanding voting securities of the Company are shares of our common stock, of which there were 25,587,301 shares outstanding as of the Record Date. The holders of one-third (33.33%) of the voting power of the stock issued, outstanding and entitled to vote at the Annual Meeting present in person or represented by proxy, are required to hold the Annual Meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Friday, July 26, 2024 at 10:00 a.m., via webcast. Record holders of shares of our common stock as of the close of business on June 14, 2024, the record date for the Annual Meeting (the “Record Date”), are entitled to vote at the Annual Meeting on all matters to be voted upon.

How do I attend the Annual Meeting?

The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Annual Meeting only if you were our stockholder as of the close of business on the Record Date, or if you hold a valid proxy for the Annual Meeting. No physical meeting will be held.

You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://meetnow.global/MHULKLQ. You also will be able to vote your shares online by attending the Annual Meeting by webcast.

To participate in the Annual Meeting, you will need to review the information included on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

How do I register to attend the Annual Meeting virtually on the Internet?

If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Annual Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the Internet.

To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your holdings of the Company along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on July 31, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail

Computershare
Allarity Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

What if I have trouble accessing the Annual Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call Local 1-888-724-2416 or International +1 781-575-2748.

Why are you holding a virtual meeting instead of a physical meeting?

We are excited to embrace the latest technology to provide expanded access, improved communication and cost savings for our stockholders and us. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

What am I being asked to vote on at the Annual Meeting?

You are being asked to vote on the following seven proposals described in this Proxy Statement:

1.      To elect two (2) Class II directors, Gerald W. McLaughlin and Laura E. Benjamin, to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified (the “Director Proposal”);

2.      To ratify the appointment of Wolf & Company, P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Independent Auditor Proposal”);

3.      To approve an amendment to our Certificate of Incorporation, to decrease the number of authorized shares from 750,500,000 to 250,500,000, and to decrease the number of our common stock from 750,000,000 to 250,000,000, in substantially the form attached to the Proxy Statement as Appendix A (the “Share Decrease Proposal”);

4.      To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix B, to, at the discretion of our board of directors, effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.0001 per share, at a ratio between 1-for-5 and 1-for-30, with our board of directors having the discretion as to whether or not the reverse stock split is to be effected, with the exact ratio of any reverse stock split (the “Split Ratio”) to be set within the above range as determined by the board of directors in its discretion, and without a corresponding reduction in the total number of authorized shares of common stock (the “Reverse Stock Split Proposal”);

5.      To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to the Proxy Statement as Appendix C, to increase the aggregate number of shares of common stock authorized for grant by from 2,168,330 to 8,565,154 (or the quotient obtained by dividing such number by the Split Ratio, if the Reverse Stock Split Proposal is approved and implemented) (the “2021 Plan Amendment Proposal”);

6.      To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix D, to limit the liability of certain officers as permitted by Delaware Law (the “Officer Exculpation Amendment Proposal”);

7.      To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Director Proposal, the Independent Auditor Proposal, the Share Decrease Proposal, the Reverse Stock Split Proposal, the 2021 Plan Amendment Proposal, or the Officer Exculpation Amendment Proposal (the “Adjournment Proposal”);

Could other matters be decided at the Annual Meeting?

At the date of this Proxy Statement, we do not know of any matters to be raised at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Annual Meeting or any adjournment or postponement thereof for consideration, and you are a registered stockholder and have submitted a proxy card, the persons named in your proxy card (the “Named Proxies”) will have the discretion to vote on those matters for you.

When is the Record Date, and who is entitled to vote?

All holders of record of shares of our common stock at the close of business on June 14, 2024 are entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof.

At the close of business on the Record Date, there were 25,587,301 shares of our common stock issued and outstanding and entitled to vote. Each share of common stock entitles its holder to one vote.

How do I vote my shares without attending the Annual Meeting?

You may vote your shares prior to the Annual Meeting in any of the following three ways:

•        Internet — To vote through the Internet before the Annual Meeting, go to https://www.edocumentview.com/ALLR2024 to complete an electronic proxy card. You will need to review the information included on your proxy card. We encourage you to vote via the Internet.

•        Telephone — To vote over the telephone, dial toll-free 1-800-652-VOTE (8683) using a touch-tone telephone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card.

•        Mail — To vote using the proxy card, simply complete, sign and date the proxy card that was delivered to you by mail and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

If your shares are held in the name of a bank, broker or other nominee, you will receive instructions on how to vote from the bank, broker or other nominee. You must follow the instructions of such bank, broker or other nominee in order for your shares to be voted.

What is the deadline for submitting a proxy?

In order to be counted, proxies submitted by beneficial owners via the Internet and telephone voting facilities will close for stockholders of record as of the Record Date at 11:59 p.m., Eastern Time, on July 25, 2024. Proxy cards with respect to shares held of record must be received prior to the start of the Annual Meeting.

How does our Board recommend that I vote?

Our Board recommends that you vote:

•        FOR each of the Class II director nominees to our Board set forth in this Proxy Statement.

•        FOR the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

•        FOR the approval of an amendment to our Certificate of Incorporation, to decrease the number of authorized shares from 750,500,000 to 250,500,000 and decrease the number of common stock from 750,000,000 to 250,000,000.

•        FOR the Reverse Stock Split Proposal.

•        FOR the approval of an amendment to our equity incentive plan to increase the aggregate number of shares of common stock authorized for issuance by 6,396,824 shares.

•        FOR the approval of an amendment to our Certificate of Incorporation, to limit liability of officers as permitted by Delaware law.

•        FOR the approval of an adjournment of the annual meeting if necessary or advisable to solicit additional proxies in favor of the Director Proposal, the Independent Auditor Proposal, the Share Decrease Proposal, the Reverse Stock Split Proposal, the 2021 Plan Amendment Proposal or the Officer Exculpation Amendment Proposal.

How many votes are required to approve each proposal?

Proposals	Voting Options	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes	Effect of Abstentions
Proposal 1 — Director Proposal	For or withhold with respect to each nominee	Plurality of the votes cast by the holders of shares of our common stock entitled to vote on the matter (two nominees receiving the highest number of affirmative “FOR” votes will be elected)	No	No effect	No effect

Proposal 2 — Independent Auditor Proposal	For, against, or abstain	Affirmative vote of the holders of a majority of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter	Yes	N/A	Against

Proposal 3 — Share Decrease Proposal	For, against, or abstain	Affirmative vote of the holders of a majority of outstanding shares of our common stock	Yes	N/A	Against

Proposal 4 — Reverse Stock Split Proposal	For, against, or abstain	Affirmative vote of the holders of a majority of the votes cast affirmatively or negatively (votes cast for the proposal must exceed votes cast against the proposal to approve it)	Yes	N/A	No effect

Proposal 5 — 2021 Plan Amendment Proposal	For, against, or abstain	Affirmative vote of the holders of a majority of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter	No	No effect	Against

Proposal 6 — Officer Exculpation Amendment Proposal	For, against, or abstain	Affirmative vote of the holders of at least 66-2/3% of outstanding shares of our common stock	No	Against	Against

Proposal 7 — Adjournment Proposal	For, against, or abstain	Affirmative vote of the holders of a majority of shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter	Yes	N/A	Against

What if I do not specify how my shares are to be voted?

If you submit your proxy card but do not indicate any voting instructions, we, by way of the Named Proxies, will vote your shares FOR the election of each of the Class II director nominees named in Proposal 1 and FOR Proposals 2 through 7.

Can I change my vote after I have delivered my proxy card or voting instruction form?

Yes. Regardless of whether you voted by Internet, telephone or mail, if you are a registered stockholder, you may change your vote and revoke your proxy by taking one of the following actions:

•        Delivering a written notice of revocation to our Corporate Secretary at our principal executive offices, provided such statement is received no later than July 25, 2024.

•        Voting again by Internet or telephone at a later time but before the closing of those voting facilities at 11:59 p.m., Eastern Time on July 25, 2024.

•        Submitting a properly signed proxy card with a later date that is received by us no later than July 25, 2024.

•        Attending the Annual Meeting online at https://meetnow.global/MHULKLQ and voting.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to our Corporate Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, please refer to information from your bank, broker or other nominee on how to revoke or submit new voting instructions.

What is the difference between a registered stockholder and a beneficial owner or “street name” holder?

If your shares are registered in your name directly with Computershare, our stock transfer agent, you are considered a stockholder of record, or a registered stockholder, of those shares.

If your shares are held on your behalf by a broker, bank or other nominee, you are considered the beneficial owner of those shares, and your shares are said to be held in “street name.” With respect to those shares, your bank, broker or other nominee is considered the registered stockholder and should provide you with a Notice Card or voting instruction form for you to use in directing the bank, broker or other nominee on how to vote your shares. Please refer to the information from your bank, broker or other nominee on how to submit your voting instructions.

What constitutes a quorum?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of 33.33% of the voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, constitutes a quorum for the transaction of business at the Annual Meeting. If you sign and return your proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes are counted as present for purposes of determining whether a quorum is present at the Annual Meeting.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, the Chairman of the Annual Meeting or the stockholders entitled to vote at the meeting, present in person or represented by proxy, shall have power, by the affirmative vote of a majority in voting power thereof, to adjourn the meeting from time to time, in the manner provided in Section 2.04 of our Bylaws, until a quorum is present or represented.

What are abstentions and broker non-votes?

Abstentions.    If you specify on your proxy card that you “abstain” from voting on an item, your shares will be counted as present and entitled to vote for the purpose of establishing a quorum.

Broker Non-Votes.    Generally, a broker non-vote occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because (i) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (ii) the broker lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner, without voting instructions from such beneficial owner, on routine matters. On the other hand, on a non-routine matter and, absent voting instructions from the beneficial owner of such shares, your broker does not have discretion and is not entitled to vote shares held for a beneficial owner on such matters.

What does it mean if I receive more than one Notice Card or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who will count the votes?

Representatives of our transfer agent, Computershare, will tabulate the votes and act as inspector of election.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses. We may also engage the services of a proxy solicitor to assist in the solicitation of proxies and provide related advice and informational support for a service fee and the reimbursement of customary disbursements that are not expected to exceed $15,000 in the aggregate.

Where can I find the voting results of the Annual Meeting?

We intend to announce the preliminary voting results at the Annual Meeting, and we expect to publish the final voting results in a Current Report on Form 8-K filed with the SEC within the four business day deadline of the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

Board Size and Structure

Our Certificate of Incorporation, provides that the number of directors shall be established from time to time by our Board. Our Board has fixed the number of directors at four, and as of the date of this Proxy Statement, there are four members of our Board.

Our Certificate of Incorporation, provides that our Board be divided into three classes, designated as Class I, Class II and Class III. Each class of directors must stand for reelection no later than the third annual meeting of stockholders subsequent to their initial appointment or election to our Board, provided that the term of each director will continue until the election and qualification of his or her successor or his or her earlier death, resignation, disqualification or removal. Generally, subject to our Bylaws, vacancies or newly created directorships will be filled, upon the recommendation of the Nominating and Corporate Governance Committee, only by (i) the vote of a majority of the directors then in office, although less than a quorum, or (ii) a sole remaining director. A director appointed by our Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation, retirement, disqualification or removal.

Current Directors, Classes and Terms

Our current directors and their respective classes and terms are set forth below. The current term of the Class I directors, Class II directors and Class III directors, ends at the 2026 annual meeting of stockholders, the Annual Meeting and 2025 annual meeting of stockholders, respectively.

Class I	Class II	Class III*
Thomas H. Jensen	Gerald W. McLaughlin
Joseph W. Vazzano	Laura E. Benjamin

____________

*        Currently vacant.

Nominees for Director

Mr. McLaughlin and Dr. Benjamin have been, upon the recommendation of the Nominating and Corporate Governance Committee, nominated by our Board to stand for election. As the directors assigned to Class II, the current terms of service of Mr. McLaughlin and Dr. Benjamin will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mr. McLaughlin and Dr. Benjamin will each serve for a term expiring at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) and the election and qualification of his or her successor or until his or her earlier death, resignation or removal.

Each person nominated for election has consented to be named and to serve as a director if elected at the Annual Meeting, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, our Board should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by our Board. Alternatively, the proxies, at our Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. Our Board has no reason to believe that any of the nominees will be unable to serve.

Director & Director Nominee Qualifications and Biographical Information

The following pages contain professional and other biographical information as of the Record Date for each director nominee and each director whose term as a director will continue after the Annual Meeting, including all positions they hold, their principal occupation and business experience for the past five years, and the names of other publicly traded companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that all of our directors and nominees possess the characteristics noted in our Nominating and Corporate Governance Committee Policy Regarding Qualifications of Directors attached as Appendix A to our Nominating Corporate Governance and Committee charter. In accordance with that policy, our Board and the Nominating and Corporate Governance Committee consider personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board and its committees, as applicable; skills and personality that complement those of our other directors that helps build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board to the conclusion that such individual should serve as a director in light of our business and structure.

Class I Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders

Name and Position	Age	Director Since	Current Position
Thomas H. Jensen	45	2022	Director, Chief Executive Officer
Joseph W. Vazzano	40	2023	Director

Thomas H. Jensen.    Mr. Jensen was appointed to our Board on July 7, 2022, and on December 8, 2023, Mr. Jensen, was appointed by our Board as Chief Executive Officer. Mr. Jensen was our Senior Vice President, Investor Relations since July 2022, and was previously our Senior Vice President, Information Technology since July 2021, and the Senior Vice President, Information Technology of Allarity Therapeutics A/S, our predecessor, since June 2020. Since January 2006, Mr. Jensen has served as the Chief Technology Officer of the Medical Prognosis Institute. Mr. Jensen previously served as the Chief Technology Officer of our predecessor from 2004 to June 2020. Mr. Jensen co-founded Allarity Therapeutics A/S in 2004. Mr. Jensen also established and currently leads our laboratories in Denmark. Alongside nurturing our global laboratories, Mr. Jensen is instrumental in building our investor relations operations, securing operational financing, and fostering our business growth. Amongst Mr. Jensen’s accolades are his inventions of molecular biological guidelines combined with techniques for high quality reproducible RNA extraction and downstream processing. This allows for high resolution analysis of cancer patients’ biopsies. Mr. Jensen’s inventions are an important foundation of the DRP®-Drug Response Prediction platform. Mr. Jensen holds a Bachelor of Science degree in Biology from the Technical University of Denmark and conducted further studies in Biology at the University of Copenhagen. We believe that Mr. Jensen is qualified to serve on our Board based on his extensive experience in investor relations, business operations and strong track record with our ongoing development.

Joseph W. Vazzano.    Mr. Vazzano joined Abeona Therapeutics, Inc. (Nasdaq: ABEO) as Chief Financial Officer in March 2022. While at Abeona, Mr. Vazzano has secured multiple equity raises including private placements, a registered direct offering, and at the market transactions. Before joining Abeona, Mr. Vazzano worked at Avenue Therapeutics, Inc. (Nasdaq: ATXI) from August 2017 to January 2022, most recently serving as Avenue’s Chief Financial Officer. During his tenure at Avenue, Mr. Vazzano secured multiple equity financings and served in a leadership role for signing a complex, two-stage acquisition of Avenue with future contingent value rights. Previously, Mr. Vazzano served as Assistant Corporate Controller at Intercept Pharmaceuticals, Inc. (Nasdaq: ICPT) from October 2016 to July 2017, where he helped grow the finance and accounting department during the company’s transition from a development-stage company to a fully integrated commercial organization. Prior to Intercept, Mr. Vazzano has held various finance and accounting roles at Pernix Therapeutics, Inc. and NPS Pharmaceuticals. Mr. Vazzano began his career at KPMG, LLP and has a Bachelor of Science degree in Accounting from Lehigh University and is a Certified Public Accountant in the State of New Jersey. We believe that Mr. Vazzano is qualified to serve on our Board based on his extensive experience in executive leadership, finance and accounting background, knowledge of life sciences industry.

Class II Nominees for Election to Three-Year Terms Expiring No Later than the 2027 Annual Meeting

Name and Position	Age	Director Since	Current Position
Gerald W. McLaughlin	56	2022	Director, Chairman of our Board
Laura E. Benjamin	59	2023	Director

Gerald W. McLaughlin.    Mr. McLaughlin was appointed to our Board in October 2022 and has been our Chairman since January 2023. Mr. McLaughlin has extensive experience serving as a senior executive and board member in the biopharmaceutical industry, including financings, mergers & acquisitions, licensing, product development, commercialization, lifecycle management, and operations. Since 2021, Mr. McLaughlin has served as the chief executive officer and board member of Life Biosciences LLC, a biotechnology company. Previously, Mr. McLaughlin was the President and Chief Executive Officer for Neos Therapeutics, Inc., a commercial stage pharmaceutical company from 2018 to 2021. He also served as president and Chief Executive Officer of AgeneBio, Inc., a clinical-stage biopharmaceutical company developing therapies for neurological and psychiatric diseases from 2014 to 2018. Mr. McLaughlin holds a B.A. in Economics from Dickinson College and an MBA from the Villanova School of Business. We believe that Mr. McLaughlin is qualified to serve on our Board based on his extensive experience in leading operational and executive management roles in the life sciences industry.

Laura E. Benjamin.    Dr. Benjamin is the Chief Executive Officer and President of BioHybrid Solutions, a private biotechnology company headquartered in Pittsburgh, PA. From 2018 to 2023 she was the founder and Chief Executive Officer of OncXerna Therapeutics, Inc., a precision medicine clinical stage oncology company that had clinical programs in ovarian and gastric cancer and developed an RNA based diagnostic built on a machine learning AI platform. Other past roles include Vice President in Oncology at Eli Lilly, where she led cancer discovery and translational discovery teams in New York and Indianapolis from 2009 to 2016, and Associate Professor in the Department of Pathology at Harvard Medical School where she joined the faculty after completion of a postdoctoral fellowship in 1999. Dr. Benjamin received a B.A. in Biology from Barnard College, Columbia University and a Ph.D. in Molecular Biology from the University of Pennsylvania. We believe that Dr. Benjamin is qualified to serve on our Board based on her extensive experience in leading operational and executive management roles in the life sciences industry.

Class III Directors Whose Terms Expire at the 2025 Annual Meeting of Stockholders

A Class III director seat is currently vacant. Our Board anticipates filling this vacant board position in the future.

Vote Required

If a quorum is present at the Annual Meeting, the election of directors will be determined by a plurality of the votes cast by the holders of shares of our common stock entitled to vote on this proposal. Accordingly, the two (2) nominees receiving the highest number of affirmative “FOR” votes from votes cast at the Annual Meeting or represented by proxy and entitled to vote on this proposal will be elected. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Broker non-votes will have no effect on this proposal. You may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees. If you “WITHHOLD” authority to vote with respect to one or more nominees, your vote will have no effect on the election of such nominees.

Board Recommendation

Our Board unanimously recommends a vote FOR the election of each of Mr. McLaughlin and Dr. Benjamin as a Class II director to our Board to hold office until the 2027 Annual Meeting and until his or her successor has been duly elected and qualified.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Background

Our Audit Committee has appointed Wolf & Company, P.C. (Boston, MA, PCAOB ID: 392) (“Wolf”) as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The Audit Committee and our Board seek to have the stockholders ratify the Audit Committee’s appointment of Wolf.

Although we are not required to seek stockholder approval of this appointment, our Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Wolf for ratification by stockholders as a matter of good corporate practice. If the appointment of wolf is not ratified by the stockholders, the Audit Committee will consider the vote of our stockholders and may appoint another independent registered public accounting firm or may decide to maintain its appointment of Wolf.

Representatives of Wolf are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Changes in Independent Registered Public Accounting Firm

On August 8, 2022, our former independent registered public accounting firm, Marcum LLP (“Marcum”) notified us in writing that our client-auditor relationship had ceased to be effective as of August 5, 2022. Marcum’s reports on the financial statements for the year ended December 31, 2021, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles but it included an explanatory paragraph concerning the uncertainty of our ability to continue as a going concern.

On August 12, 2022, we reported that during the fiscal year ended December 31, 2021, and subsequent interim period preceding Marcum’s resignation on August 5, 2022, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Marcum, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. Additionally, during this time period, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K, except that, as previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2021, and Form 10-Q for the quarterly period ended March 31, 2022, we identified material weaknesses in our internal controls over financial reporting because we did not have a formal process for period end financial closing and reporting, we historically had insufficient resources to conduct an effective monitoring and oversight function independent from our operations and we lacked accounting resources and personnel to properly account for accounting transactions such as the issuance of warrants with a derivative liability component. We also provided Marcum with a copy of the disclosures that we were making in response to Item 4.01 on the Form 8-K and requested that Marcum furnish us with a letter addressed to the SEC stating whether it agrees with our statements contained in the Form 8-K and, if not, stating the respects in which it does not agree.

On August 23, 2022, Marcum provided a letter regarding our disclosure contained in our Form 8-K filed with the SEC on August 12, 2022, which agreed with our statements made in the third sentence of the preceding paragraph regarding the existence of material weaknesses in our internal control over financial reporting; however, Marcum disagreed regarding the description of such material weaknesses. Marcum indicated that the material weaknesses as disclosed in our Annual Report on Form 10-K for the year ended December 31, 2021, and Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2022, were as follows: (i) a lack of accounting resources required to fulfill GAAP and SEC reporting requirements; (ii) a lack of comprehensive GAAP accounting policies and financial reporting procedures; (iii) lack of adequate procedures and controls to appropriately account for accounting transactions including liability and the valuation allowance on the deferred tax asset relating to the net operating losses; and (iv) a lack of segregation of duties given the size of the finance and accounting team. In addition, Marcum stated that our disclosure did not include any reference to its resignation because of the impairment of its independence. Finally, Marcum indicated that our disclosure did not provide disclosure of a reportable event under Item 304(a)(1)(v)(C) of Regulation S-K, as Marcum indicated that information had come to its attention during the time period covered by Item 304(a)(1)(iv) of Regulation S-K, that if further investigated may have caused Marcum to be unwilling to rely on management’s representations or be associated with our financial statements; however, due to the Marcum’s resignation as a result of the impairment of its independence, Marcum did not conduct such further investigation.

With regard to Marcum’s August 23, 2022, letter as it relates to material weaknesses in our internal controls over financial reporting, we believe that we have provided the information required under Item 304(a)(1)(v)(A) in the Form 8-K filed with the SEC on August 12, 2022. With regard Marcum’s statement in its August 23, 2022, letter regarding management’s representations, we respectfully disagree that there were events that occurred that rose to a level that would have impaired independence, or there was information, if further investigated, would require disclosure under Item 304(a)(1)(v)(C). Prior to its resignation, Marcum did not inform the Audit Committee of the information stated in their letter and if they had done so, we believe that we would have addressed any issues Marcum would have raised with the Audit Committee to the satisfaction of Marcum. A copy of Marcum’s letter to the SEC required by Item 304(a) of Regulation S-K is included as Exhibit 16.1(n) to the registration statement filed with the SEC on April 14, 2024.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services rendered by Wolf for the audit of our annual financial statements for fiscal year 2023 and fiscal year 2022, and fees billed for other services rendered by Wolf during fiscal year 2023 and fiscal year 2022. The following table also presents aggregate fees billed by our former auditor Marcum for fiscal 2022.

	2023	2022
Audit fees(1)	$440,000	$1,135,616
Tax fees	—	—
Audit related fees(2)	237,000	377,582
Total	$637,000	$1,513,198

____________

(1)      Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and this information is presented as of the latest practicable date for the 2023 Form 10-K.

(2)      All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding two categories including those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the service or category of services and is generally subject to a specific budget.

Our independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

None of the services described above was approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Vote Required

If a quorum is present at the Annual Meeting, ratification of the appointment of Wolf will require the affirmative vote of the holders of a majority of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. This proposal is a routine matter, and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the ratification of the appointment of Wolf as our independent registered public accounting firm for our fiscal year ending December 31, 2024.

AUDIT COMMITTEE report

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the “Corporate Governance — Audit Committee” section of this Proxy Statement. Under the Audit Committee charter, management is responsible for the preparation, presentation and integrity of our financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Wolf, as our independent registered public accounting firm, our audited financial statements for the fiscal year ended December 31, 2023. The Audit Committee also discussed with our independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the Securities and Exchange Commission (the “SEC”). In addition, the Audit Committee (i) received and reviewed the written disclosures and the letters from our independent registered public accounting firm required by applicable requirements of the PCAOB regarding such independent registered public accounting firm’s communications with the Audit Committee concerning independence and (ii) discussed with our independent registered public accounting firm their independence from us.

Based upon the review and discussions described in the preceding paragraph, the Audit Committee recommended to our Board that our audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 filed with the SEC.

The Audit Committee:
Jospeh W. Vazzano, Chair
Gerald W. McLaughlin
Laura E. Benjamin

PROPOSAL 3

DECREASE OF AUTHORIZED SHARES FROM 750,500,000 TO 250,500,000 AND
DECREASE OF COMMON STOCK FROM 750,000,000 TO 250,000,000

General

Under our Certificate of Incorporation, the total number of shares of all classes of capital stock that we are authorized to issue is 750,500,000 shares, consisting of (i) 750,000,000 shares of common stock, par value $0.0001 per share and (ii) 500,000 shares of preferred stock, par value $0.0001 per share. Our Board has determined that it is advisable to decrease our shares of capital stock form 750,000,000 to 250,500,000 and shares of our common stock from 750,000,000 to 250,000,000 and recommends that our stockholders approve an amendment to our Certificate of Incorporation, to effect the proposed decreases. The full text of the proposed amendment to our Certificate of Incorporation is attached to this Proxy Statement as Appendix A. However, the text of the proposed amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the proposed amendment to our Certificate of Incorporation. If approved by our stockholders, we intend to file the amendment with the Secretary of State of Delaware as soon as practicable following the Annual Meeting, and the amendment will be effective upon filing. If this proposal is not approved by our stockholders, our Certificate of Incorporation will continue as currently in effect.

Purpose of Amendment

As described above, there are a significant number of authorized but unissued shares of our common stock and preferred stock relative to the number of shares outstanding.

We are mindful of the potential negative effects of a large number of authorized but unissued shares of our common stock. For instance, future issuances of common stock or securities convertible into common stock could have a negative impact on our earnings per share and book value per share and would dilute the voting power and ownership of our existing stockholders. In addition, the availability of a substantial number of authorized but unissued shares of common stock could, under certain circumstances, discourage or make more difficult efforts to obtain control of us. Further, a Delaware corporation’s franchise tax fees increase with the number of authorized shares of its capital stock. Therefore, having a larger number of authorized shares results in higher Delaware franchise tax obligations.

We believe that the number of shares of our common stock and preferred stock that are currently authorized, 750,500,000 shares, provides significantly more available shares than are necessary for our reasonably foreseeable future needs. As a result, our Board has approved and is recommending that our stockholders approve a reduction in the number of shares of our common stock that we are authorized to issue from 750,000,000 shares to 250,000,000. Our Board believes 250,000,000 authorized shares of common stock will provide us with sufficient flexibility to issue shares of our common stock and preferred stock as needed for general corporate purposes for the foreseeable future. In addition, a reduction to the authorized shares of our common stock will have the immediate effect of reducing our Delaware franchise tax obligations by an estimated amount of $98,000 annually.

Potential Adverse Effects of the Amendment

Although our Board believes 250,000,000 authorized shares of common stock and 500,000 authorized shares of preferred stock will be sufficient for our expected purposes for the foreseeable future, these expectations could turn out to be incorrect and we may require additional authorized shares sooner than we expect. In that case, we would be forced to obtain the approval of our stockholders to effect an increase to our authorized shares. The stockholder approval process can be time-consuming and is subject to a variety of SEC rules that implement waiting periods throughout the process, which could prevent us from obtaining any increase to our authorized shares in a timely manner. Moreover, our stockholders may not approve any future proposal to increase our authorized shares. Either of these outcomes could force us to forego opportunities that we believe to be valuable or prevent us from using equity for compensation or other corporate purposes, which could limit our flexibility and prospects and strain our cash resources.

Procedure for Effecting the Amendment

If the proposed amendment is approved and adopted by our stockholders at the Annual Meeting, it will become effective upon filing with the Secretary of State of the State of Delaware our Certificate of Incorporation in substantially the form attached as Appendix A to this Proxy Statement. Subject to the discretion of our Board, which could elect to abandon the amendment at any time before or after stockholder approval, we expect to file the certificate of amendment with the Secretary of State of the State of Delaware as soon as practicable following stockholder approval.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of a majority of outstanding shares of our common stock. This proposal is a routine matter, and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the approval of an amendment to our Certificate of Incorporation, to decrease the number of authorized shares from 750,500,000 to 250,500,000 and decrease the number of common stock from 750,000,000 to 250,000,000.

PROPOSAL 4

reverse stock split

General

Our Board approved and declared advisable, subject to stockholder approval, a certificate of amendment to our Certificate of Incorporation, which would effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock at a ratio of not less than 1-for-5 and not more than 1-for-30 (the “Reverse Stock Split”) at any time prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, with the exact ratio to be set within this range by our Board at its sole discretion. The form of the proposed certificate of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix B to this Proxy Statement (the “Reverse Split Amendment”).

Upon the effectiveness of the Reverse Split Amendment, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares in accordance with the ratio for the Reverse Stock Split selected by our Board. The number of shares of our common stock underlying outstanding equity awards and available for future awards under our equity incentive plans, as well as the number of shares issuable upon exercise of outstanding warrants, would also be proportionately reduced in the same manner as a result of the Reverse Stock Split. The Reverse Split Amendment that will be filed to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by our Board, within the range approved by our stockholders.

If the Reverse Stock Split Proposal is approved by our stockholders, our Board would have the sole discretion to effect the amendment and Reverse Stock Split at any time prior to the one-year anniversary of the date on which the Reverse Stock Split is approved by our stockholders at the Annual Meeting, and to fix the specific ratio for the Reverse Stock Split, provided that the ratio would be not less than 1-for-5 and not more than 1-for-30. We believe that enabling our Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits to us and our stockholders, as described below. The determination of the ratio of the Reverse Stock Split will be based on a number of factors, described further below under the heading “Determination of the Reverse Stock Split Ratio.”

If the Reverse Stock Split Proposal is approved by our stockholders and our Board determines to effect the Reverse Stock Split, the Reverse Stock Split will become effective upon the time specified in the Reverse Split Amendment, as filed with the Secretary of State of the State of Delaware. The exact timing of the filing of the Reverse Split Amendment and the Reverse Stock Split will be determined by our Board based on its evaluation as to when such action will be the most advantageous to us and our stockholders. Our Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the Reverse Split Amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the Reverse Split Amendment with the Secretary of State of the State of Delaware, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed. If our Board does not effect any Reverse Stock Split on or prior to the one-year anniversary of the Annual Meeting, stockholder approval would again be required prior to implementing any reverse stock split.

Reasons for the Reverse Stock Split

Regaining Compliance with the Minimum Bid Price Rule

Our primary objective in asking for the authority to effect the Reverse Stock Split is to raise the per share trading price of shares of our common stock. Shares of our common stock are publicly traded and listed on the Nasdaq Capital Market (“Nasdaq”) under the symbol “ALLR.” To maintain listing, Nasdaq requires, among other things, that our common stock maintain a minimum closing bid price of $1.00 per share (the “Minimum Bid Price Rule”).

On June 18, 2024, we received a written notice from Nasdaq notifying us that we failed to comply with the Minimum Bid Price Rule. Normally, a company would be afforded a 180-calendar day period to demonstrate compliance with the Minimum Bid Price Rule. However, we are not eligible for any compliance period specified in Rule 5810(c)(3)(A) because we effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one. Accordingly, the Nasdaq staff determined to delist our securities from Nasdaq (the “Staff Determination”). Unless we request an appeal of the Staff Determination, trading of shares of our common stock will be suspended at the opening of business on June 27, 2024, and a Form 25-NSE will be filed with the SEC, which will remove our securities from listing and registration on Nasdaq. On June 25, 2024, we requested a hearing before a Nasdaq Hearings Panel (the “Panel”), to appeal the Staff Determination, which request was granted and would stay any delisting action pending the issuance of the Panel’s determination. A hearing on the matter is scheduled for July 30, 2024, where we intend to presented our compliance plan.

While we intend to monitor the closing price of shares of our of common stock and consider available options depending on the trading price of shares of our common stock, no assurance can be made that we will in fact be able to comply with the Minimum Bid Price Rule. Reducing the number of outstanding shares of our common stock should, absent other factors, result in an increase in the per share market price of our common stock, although we cannot provide any assurance that our minimum bid price would, following the Reverse Stock Split, remain over any applicable minimum bid price requirements. Accordingly, our Board believes that it is in our and our stockholders best interest that our Board has the ability to effect, in its discretion, the Reverse Stock Split to improve the price level of our common stock so that we are able to maintain continued compliance with the Minimum Bid Price Rule and minimize the risk of future delisting from Nasdaq.

Additional Reasons to Effect the Reverse Stock Split

In addition to the primary purpose for effecting the Reverse Stock Split, an increase in the per-share trading price of shares of our common stock is expected to:

•        increase the acceptability of shares of our common stock to long-term investors who may not find our shares attractive at their current prices due to the trading volatility often associated with stocks below certain prices;

•        make shares of our common stock eligible for investment by brokerage houses and institutional investors that have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers or by restricting or limiting the ability to purchase such stocks on margin; and

•        make shares of our common stock more attractive for investors who may be dissuaded from purchasing stocks below certain prices because the brokerage commissions, as a percentage of the total transaction value, tend to be higher for such low-priced stocks.

In evaluating whether to effect the Reverse Stock Split, our Board has taken, and will take, into consideration negative factors associated with reverse stock splits. These factors are delineated under the heading “Certain Risks Associated with the Reverse Stock Split.” In approving and recommending the Reverse Stock Split Proposal, our Board determined that these potentially negative factors were significantly outweighed by the potential benefits.

Although we expect that the Reverse Stock Split will increase the market price of our common stock as a result of having fewer outstanding shares, the Reverse Stock Split may not result in a permanent increase in the market price of our common stock, which will continue to be dependent on many factors, including general economic, market, and industry conditions and other factors detailed from time to time in the reports we file with the SEC. In addition, there can be no assurance that our common stock will not be delisted due to a failure to meet other continued listing requirements of Nasdaq even if the market price per post-split share of our common stock remains in excess of $1.00.

Determination of the Reverse Stock Split Ratio

If our stockholders approve the Reverse Stock Split Proposal, our Board will be authorized to proceed with the Reverse Stock Split. The exact ratio of the Reverse Stock Split, within the 1-for-5 to 1-for-30 range, would be determined by our Board in its sole and absolute discretion and publicly announced by us prior to the effective time of the Reverse Stock Split. In determining whether to proceed with the Reverse Stock Split and setting the appropriate ratio for the Reverse Stock Split, our Board will consider, among other things, factors such as:

•        the historical trading prices and trading volume of our common stock;

•        the number of shares of our common stock outstanding;

•        the then-prevailing and expected trading prices and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•        our ability to maintain our listing on Nasdaq;

•        the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;

•        business developments affecting us; and

•        prevailing general market and economic conditions.

Certain Risks Associated with the Reverse Stock Split

Before voting on this proposal, you should consider the following risks associated with the implementation of the Reverse Stock Split.

•        Although we expect that the Reverse Stock Split will result in an increase in the market price of our common stock, we cannot assure you that the Reverse Stock Split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the Reverse Stock Split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. The market price of our common stock is dependent on many factors, including our business and financial performance, general market conditions, prospects for future success, and other factors detailed from time to time in the reports we file with the SEC. Accordingly, the total market capitalization of our common stock after the proposed Reverse Stock Split may be lower than the total market capitalization before the proposed Reverse Stock Split and, in the future, the market price of our common stock following the Reverse Stock Split may not exceed or remain higher than the market price prior to the proposed Reverse Stock Split.

•        If the Reverse Stock Split is consummated, but the trading price of our common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split.

•        Although our Board believes that the decrease in the number of shares of our common stock outstanding as a consequence of the Reverse Stock Split and the anticipated increase in the market price of our common stock could encourage interest in our common stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Stock Split.

•        Furthermore, the implementation of the Reverse Stock Split would not change the total number of shares of our common stock authorized for issuance. As a result, the number of shares of our common stock available for issuance following the implementation of the Reverse Stock Split would increase to the extent the Reverse Stock Split reduces the number of outstanding shares of our common stock. Such available shares may be used for future corporate purposes, including future acquisitions, investment opportunities, the establishment of collaboration or other strategic agreements, capital raising transactions involving equity or convertible debt securities, future at-the-market offerings of common stock, or issuance under current or future employee equity plans, and the issuance of equity securities in connection with such transactions may result in potentially significant dilution of our current stockholders’ ownership interests in us.

•        In addition, although the purpose of the Reverse Stock Split is not to establish any barriers to a change of control or acquisition of us, investors might consider the increased proportion of unissued authorized shares to issued shares to have an anti-takeover effect under certain circumstances because the proportion allows for dilutive issuances. We are not aware of any attempt or plan to obtain control of us. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the Reverse Stock Split.

•        The Reverse Stock Split may result in some stockholders owning “odd lots” of fewer than one hundred (100) shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of one hundred (100) shares.

Principal Effects of the Reverse Stock Split

Effects of the Reverse Stock Split on Issued and Outstanding Shares

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including shares held by us as treasury shares, by a Reverse Stock Split ratio between 1-for-5 and 1-for-30. Accordingly, each of our stockholders will own fewer shares of common stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in us, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of common stock due to the treatment of fractional shares in the Reverse Stock Split. Therefore, voting rights and other rights and preferences of the holders of common stock will not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). Common stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of common stock will remain $0.0001.

As of the Record Date, we had 25,587,301 shares of common stock outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio between 1-for-5 and 1-for-30, the number of issued and outstanding shares of common stock after the Reverse Stock Split would be approximately 5,117,460 shares and 852,910 shares, respectively.

We are currently authorized to issue a maximum of 750,000,000 shares of our common stock. Although the number of authorized shares of our common stock will not change as a result of the Reverse Stock Split, the number of shares of our common stock issued and outstanding will be reduced in proportion to the ratio selected by our Board. Thus, the Reverse Stock Split will effectively increase the number of authorized and unissued shares of our common stock available for future issuance by the amount of the reduction effected by the Reverse Stock Split.

Following the Reverse Stock Split, our Board will have the authority, subject to applicable securities laws, to issue all authorized and unissued shares without further stockholder approval, upon such terms and conditions as our Board deems appropriate. Except as disclosed in this Proxy Statement, and our intent to raise capital through the issuance of our equity and equity-based securities in order to achieve our business objectives, we do not currently have any other plans, proposals or understandings to issue the additional shares that would be available if the Reverse Stock Split is approved and effected, but some of the additional shares underlie warrants, which could be exercised after the Reverse Stock Split Amendment is effected.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Plans

If the Reverse Stock Split is effected, the terms of equity awards granted under the 2021 Plan including (i) the number of shares and type of common stock (or the securities or property) which thereafter may be made the subject of awards; (ii) the number of shares and type of common stock (or other securities or property) subject to outstanding awards; (iii) the number of shares and type of common stock (or other securities or property) specified as the annual per-participant limitation under the 2021 Plan; (iv) the option price of each outstanding stock option; and (v) the amount, if any, paid for forfeited shares in accordance with the terms of the 2021 Plan, will be proportionally adjusted to the end that the same proportion of our issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; subject to adjustments for any fractional shares as described herein and provided, however, that the number of shares of common stock (or other securities or property) subject to any award shall always be a whole number. In addition, the total number of shares of common stock that may be the subject of future grants under the 2021 Plan, as well as any plan limits on the size of such grants (e.g., the 2021 Plan’s limit on the number of stock options or stock appreciation rights that may be granted to our executive officers in any calendar year) will be adjusted and proportionately decreased as a result of the Reverse Stock Split.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of common stock would not be affected by the Reverse Stock Split (other than as a result of the treatment of fractional shares). For example, a holder of 1% of the voting power of the outstanding common stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding common stock after the Reverse Stock Split.

Effects of the Reverse Stock Split on Regulatory Matters

We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC.

Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split.

Procedures for Effecting a Reverse Stock Split and Exchange of Stock Certificates

Reverse Split Amendment

If stockholders approve the Reverse Stock Split Proposal, and if our Board determines to effect the Reverse Stock Split (with the ratio to be determined in the sole discretion of our Board within the parameters described), we will file the Reverse Split Amendment, in substantially the form attached to the Proxy Statement as Appendix B, with the Secretary of State of the State of Delaware, reflecting such Reverse Stock Split ratio determined by our Board. The Reverse Stock Split will become effective at the time and on the date of filing of, or at such later time as is specified in the Reverse Split Amendment, which we refer to as the “effective time” and the “effective date,” respectively. The effective time of the Reverse Split Amendment and the Reverse Stock Split shall be determined in the sole discretion of our Board and in accordance with applicable law. The text of the Reverse Split Amendment is subject to modifications to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the Reverse Stock Split.

Registered Holders of Common Stock

Certain of our registered stockholders hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not hold physical certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds shares of common stock in book-entry form with our transfer agent, no action needs to be taken to receive post-Reverse Stock Split shares.

Beneficial Owners of Common Stock

Upon the Reverse Stock Split, we intend to treat stockholders holding our common stock in “street name,” through a bank, broker, or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Brokers, banks, or other nominees will be instructed to process a reverse stock split for their beneficial holders holding our common stock in “street name.” However, these banks, brokers, or other nominees may have different procedures than registered stockholders for processing a reverse stock split. If you hold your shares with a bank, broker, or other nominee and if you have any questions in this regard, we encourage you to contact your nominee.

Treatment of Fractional Shares

We would not issue fractional shares in connection with the reverse stock split. Instead, any fractional share resulting from the reverse stock split because the stockholder owns a number of shares not evenly divisible by the Split Ratio would be rounded up to the next whole share.

No Appraisal Rights

No action is proposed herein for which the laws of the State of Delaware, our Certificate of Incorporation, or our Bylaws provide a right to our stockholders to dissent and obtain an appraisal of, or payment for, such stockholders’ common stock.

Accounting Matters

The Reverse Stock Split would not affect the par value of our common stock per share, which would remain $0.0001 par value per share, while the number of outstanding shares of common stock would decrease, in accordance with the Reverse Stock Split ratio. As a result, as of the effective time of the Reverse Stock Split, the stated capital attributable to common stock on our balance sheet would decrease, and the additional paid-in capital account on our balance sheet would increase by an offsetting amount. Following the Reverse Stock Split, the reported per-share net income or loss would be higher because there would be fewer shares of common stock outstanding and we would adjust historical per-share amounts set forth in our future financial statements.

Reservation of Right to Abandon the Amendment to our Certificate of Incorporation

As previously stated, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to effectiveness of the Reverse Split Amendment, our Board, in its sole discretion, determines that it is no longer in our and our stockholders best interests to proceed with the Reverse Stock Split. By voting in favor of the Reverse Stock Split, you are expressly also authorizing our Board to delay or abandon the Reverse Stock Split. If our Board does not effect any Reverse Stock Split on or prior to the one-year anniversary of the Annual Meeting, stockholder approval would again be required prior to implementing any reverse stock split.

Material U.S. Federal Income Tax Consequences of the Reverse Stock Split to U.S. Holders

The following discussion summarizes certain material U.S. federal income tax considerations of the Reverse Stock Split. This discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, the final, temporary, and proposed U.S. Treasury Regulations promulgated thereunder, and administrative rulings and judicial decisions now in effect, all of which are subject to change at any time or subject to different interpretations (possibly with retroactive effect). This discussion does not purport to deal with all aspects of U.S. federal income taxation that may be relevant to the Reverse Stock Split in light of a stockholder’s personal circumstances or to certain types of stockholders that may be subject to special tax treatment, such as, but not limited to, banks and other financial institutions, retirement plans, employee stock ownership plans, regulated investment companies or real estate investment trusts, partnerships or other pass-through entities for U.S. federal income tax purposes (or investors in such entities), tax-exempt entities or organizations, United States expatriates, persons that have a principal place of business or “tax home” outside of the United States, persons subject to special rules under Section 892 of the Code, persons who receive our securities through the exercise of employee stock options or otherwise as compensation, controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, insurance companies, “S” corporations, dealers in securities and foreign currencies, traders in securities that elect to use a mark-to-market method of accounting for their securities, brokers, persons who hold our securities as part of a hedge, straddle, conversion, integrated, or other risk reduction or constructive sale transaction, persons required to report income no later than when such income is reported on an “applicable financial statement,” “U.S. holders” (as defined below) whose functional currency is not U.S. dollars, U.S. holders that hold our stock through non-U.S. brokers or other non-U.S. intermediaries, or persons subject to the alternative minimum tax. In addition, this summary does not include any description of the tax laws of any state, local, or non-U.S. jurisdiction that may be applicable to a particular stockholder and does not consider any aspects of U.S. federal tax law other than income taxation (such as estate and gift tax or Medicare contribution tax laws). In addition, this summary does not include any description of the tax laws of any state, local, or non-U.S. jurisdiction that may be applicable to a particular stockholder and does not consider any aspects of U.S. federal tax law other than income taxation (such as estate and gift tax or Medicare tax). In addition, this discussion is limited to persons who hold our common stock as a “capital asset” (generally, property held for investment) within the meaning of Section 1221 of the Code.

As used herein, the term “U.S. holder” means a beneficial owner of common stock that is, for U.S. federal income tax purposes:

•        an individual who is a citizen or resident of the United States;

•        a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•        a trust if it (1) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) has a valid election in effect under applicable U.S. Treasury Regulations to be treated as a U.S. person; or

•        an estate the income of which is subject to U.S. federal income taxation regardless of its source.

As used herein, the term “non-U.S. holder” means a beneficial owner of common stock that is neither a U.S. holder nor a partnership or an entity treated as a partnership for U.S. federal income tax purposes. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) is a beneficial owner of common stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership. A beneficial owner that is a partnership and partners in such a partnership are urged to consult their tax advisors about the U.S. federal income tax consequences of owning our common stock.

This discussion is not binding on the Internal Revenue Service (the “IRS”). Except as discussed herein, we have not sought, and will not seek, any ruling from the IRS or an opinion from counsel with respect to the statements made in the following discussion. Accordingly, there can be no assurance that the IRS will not take a position contrary to such statements or that any such contrary position taken by the IRS would not be sustained by a court.

Stockholders are urged to consult their own tax advisors with respect to the application of the U.S. federal income tax laws to their particular situations as well as any tax consequences arising under the U.S. federal estate or gift or other rules or under the laws of any state, local or foreign taxing jurisdiction or under any applicable tax treaty.

Tax Consequences to the Company

The Reverse Stock Split is intended to be treated as a tax deferred “recapitalization” for U.S. federal income tax purposes. If the Reverse Stock Split qualifies as a recapitalization, then we will not recognize gain or loss as a result of the Reverse Stock Split.

Tax Consequences to U.S. Holders

The Reverse Split is intended to constitute a “Recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the Reverse Stock Split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a stockholder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-Reverse Split shares of the common stock resulting from implementation of the Reverse Split will include the stockholder’s respective holding periods for the pre-Reverse Split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares.

The treatment of the exchange of a fractional share for a whole share in the Reverse Stock Split is not clear under current law, and a U.S. Holder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the Reverse Split.

The preceding discussion is intended only as a summary of certain material U.S. federal income tax consequences of the Reverse Stock Split. It is not a complete analysis or discussion of all potential tax effects that may be important to a particular holder. All holders of our common stock should consult their own tax advisors as to the specific tax consequences of the Reverse Stock Split for them, including record retention and tax-reporting requirements, and the applicability and effect of any federal, state, local, and non-U.S. tax laws.

Vote Required

If a quorum is present at the Annual Meeting, approval of this proposal will require the affirmative vote of holders of a majority of the votes cast affirmatively or negatively (excluding abstentions) on the proposal at the Annual Meeting. This proposal is a routine matter, and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal. Abstentions will have no effect on the proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the Reverse Stock Split Proposal.

PROPOSAL 5

INCREASE OF SHARES AUTHORIZED FOR ISSUANCE UNDER THE ALLARITY THERAPEUTICS, INC.
2021 EQUITY INCENTIVE PLAN

General

Our Board is asking our stockholders to approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”) to increase the maximum number of shares available for grant under the 2021 Plan (the “2021 Plan Increase”) from 2,168,330 shares to 8,565,154 shares (or the quotient obtained by dividing such number by the Split Ratio, if the Reverse Stock Split Proposal is approved and implemented).

On June 21, 2024, our Board approved the 2021 Plan Increase, subject to stockholder approval. The 2021 Plan Increase is intended to allow us to maintain a pool of shares available for grant under the 2021 Plan in order to retain, incentivize and reward our current employees, consultants, officers and directors, and to attract new employees, officers and consultants and, where appropriate, new director candidates.

As of the Record Date, there were no shares available for future grants under the 2021 Plan. Approval of the 2021 Plan Increase would increase that number by 6,396,824 shares. If the 2021 Plan Increase is approved, the 6,396,824 total available shares are expected to allow for grants over approximately the next two years based on our current share price and historical grant practices, and assuming a stable grantee population and before giving effect to the Reverse Stock Split Proposal, if approved and implemented. On the Record Date, the last reported sale price for our common stock on the Nasdaq was $0.4549 per share.

Description of the 2021 Plan

The material features of the 2021 Plan are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2021 Plan. Stockholders are encouraged to read the actual text of the 2021 Plan, which is included in the Proxy Statement as Appendix C.

The 2021 Plan became effective on December 20, 2021. It was approved by stockholders in connection with the Recapitalization Share Exchange. The 2021 Plan authorizes the award of stock options, Restricted Stock Awards (“RSAs”), Stock Appreciation Rights (“SARs”), Restricted Stock Units (“RSUs”), cash awards, performance awards and stock bonus awards. We initially reserved 1,211,374 shares of our common stock under the 2021 Plan. The number of shares reserved for issuance under our 2021 Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the aggregate number of outstanding shares of our common stock as of the immediately preceding December 31, or a number as may be determined by our Board. There was no adjustment to increase on January 1, 2022. Our Board approved an increase of 5% of the outstanding shares of common stock at December 30, 2022, or 794,892 shares, effective as of January 1, 2023. As a result, as of January 1, 2023, there was a total of 2,006,266 shares of common stock reserved under the 2021 Plan, of which 1,960,266 were available for issuance.

Upon the closing of the Recapitalization Share Exchange and as of December 31, 2021, we had converted compensatory options to purchase ordinary shares of Allarity Therapeutics A/S to options to purchase 1,174,992 shares of our common stock. Except as specifically provided above, following the effective time of our Recapitalization Share Exchange, each converted option continues to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Compensatory Warrant immediately prior to the effective time.

As of December 31, 2023, there was an option to purchase 382 shares of common stock issued and outstanding.

In addition, the following shares will again be available for issuance pursuant to awards granted under our 2021 Plan:

•        shares subject to options or SARs granted under our 2021 Plan that cease to be subject to the option or SAR for any reason other than exercise of the option or SAR;

•        shares subject to awards granted under our 2021 Plan that are subsequently forfeited or repurchased by us at the original issue price;

•        shares subject to awards granted under our 2021 Plan that otherwise terminate without such shares being issued;

•        shares subject to awards granted under our 2021 Plan that are surrendered, cancelled or exchanged for cash or a different award (or combination thereof); and

•        shares subject to awards under our 2021 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

Purpose.    The purpose of our 2021 Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to our success, and any parents, subsidiaries, and affiliates that exist now or in the future, by offering them an opportunity to participate in our future performance through the grant of awards.

Administration.    The 2021 Plan is expected to be administered by our Compensation Committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by our Board acting in place of our Compensation Committee. Subject to the terms and conditions of the 2021 Plan, the Compensation Committee will have the authority, among other things, to select the persons to whom awards may be granted, construe and interpret our 2021 Plan as well as to determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to the plan or any award granted thereunder. The 2021 Plan provides that our Board or Compensation Committee may delegate its authority, including the authority to grant awards, to one or more executive officers to the extent permitted by applicable law, provided that awards granted to non-employee directors may only be determined by our Board.

Eligibility.    The 2021 Plan provides for the grant of awards to our employees, directors and consultants. All of our 5 employees, 3 non-employee directors, and 9 consultants are currently eligible to participate in the 2021 Plan.

Options.    The 2021 Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Code, and non-statutory stock options to purchase shares of our common stock at a stated exercise price. Incentive stock options may only be granted to employees, including officers and directors who are also employees. The exercise price of stock options granted under the 2021 Plan must be at least equal to the fair market value of our common stock on the date of grant. Incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock must have an exercise price of at least 110% of the fair market value of our common stock on the date of grant. Subject to stock splits, dividends, recapitalizations, or similar events, no more than 7,009,980 shares may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan.

Options may vest based on service or achievement of performance conditions. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable, with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of options granted under the 2021 Plan is 10 years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock is five years from the date of grant.

Restricted stock awards.    An RSA is an offer by us to sell shares of our common stock subject to restrictions, which may lapse based on the satisfaction of service or achievement of performance conditions. The price, if any, of an RSA will be determined by the Compensation Committee. Holders of RSAs will have the right to vote and any dividends or stock distributions paid pursuant to unvested RSAs will be accrued and paid when the restrictions on such shares lapse. Unless otherwise determined by the Compensation Committee at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares may be forfeited to or repurchased by us.

Stock appreciation rights.    A SAR provides for a payment, in cash or shares of our common stock (up to a specified maximum of shares, if determined by our Compensation Committee), to the holder based upon the difference between the fair market value of our common stock on the date of exercise and a predetermined exercise price, multiplied by the number of shares. The exercise price of a SAR must be at least the fair market value of a share of our common stock on the date of grant. SARs may vest based on service or achievement of performance conditions and may not have a term that is longer than 10 years from the date of grant.

Restricted stock units.    RSUs represent the right to receive shares of our common stock at a specified date in the future and may be subject to vesting based on service or achievement of performance conditions. Payment of earned RSUs will be made as soon as practicable on a date determined at the time of grant, and may be settled in cash, shares of our common stock or a combination of both. No RSU may have a term that is longer than 10 years from the date of grant.

Performance awards.    Performance awards granted pursuant to the 2021 Plan may be in the form of a cash bonus, or an award of performance shares or performance units denominated in shares of our common stock that may be settled in cash, property or by issuance of those shares subject to the satisfaction or achievement of specified performance conditions.

Stock bonus awards.    A stock bonus award provides for payment in the form of cash, shares of our common stock or a combination thereof, based on the fair market value of shares subject to such award as determined by our Compensation Committee. The awards may be granted as consideration for services already rendered, or at the discretion of the Compensation Committee, may be subject to vesting restrictions based on continued service or performance conditions.

Cash awards.    A cash award is an award that is denominated in, or payable to an eligible participant solely in, cash.

Dividend equivalents rights.    Dividend equivalent rights may be granted at the discretion of our Compensation Committee and represent the right to receive the value of dividends, if any, paid by us in respect of the number of shares of our common stock underlying an award. Dividend equivalent rights will be subject to the same vesting or performance conditions as the underlying award and will be paid only at such time as the underlying award has become fully vested. Dividend equivalent rights may be settled in cash, shares or other property, or a combination thereof as determined by our Compensation Committee.

Change of control.    The 2021 Plan provides that, in the event of a corporate transaction, as defined in the 2021 Plan, outstanding awards under the 2021 Plan shall be subject to the agreement evidencing the corporate transaction, any or all outstanding awards may be (a) continued by us, if we are the successor entity; (b) assumed or substituted by the successor corporation, or a parent or subsidiary of the successor corporation, for substantially equivalent awards (including, but not limited to, a payment in cash or the right to acquire the same consideration paid to the stockholders of the company pursuant to the corporate transaction); (c) substituted by the successor corporation of equivalent awards with substantially the same terms for such outstanding awards; (d) accelerated in full or in part as to the exercisability or vesting; (e) settled in the full value of such outstanding award in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such awards; or (f) cancelled for no consideration. If applicable, the number and kind of shares and exercise prices of awards being continued, assumed, or substituted shall be adjusted pursuant to the terms of the 2021 Plan.

Adjustment.    In the event of a change in the number of outstanding shares of our common stock without consideration by reason of a stock dividend, extraordinary dividend or distribution, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation reclassification, spin-off or similar change in our capital structure, appropriate proportional adjustments will be made to the number and class of shares reserved for issuance under our 2021 Plan; the exercise prices, number and class of shares subject to outstanding options or SARs; the number and class of shares subject to other outstanding awards; and any applicable maximum award limits with respect to incentive stock options.

Exchange, repricing, and buyout of awards.    Our Compensation Committee may, with the consent of the respective participants, issue new awards in exchange for the surrender and cancelation of any or all outstanding awards. Our Compensation Committee may also reduce the exercise price of options or SARs or buy an award previously granted with payment in cash, shares, or other consideration, in each case, subject to the terms of the 2021 Plan.

Director compensation limits.    No non-employee director may receive awards under the 2021 Plan with a grant date value that when combined with cash compensation received for his or her service as a director, exceeds $750,000 in a calendar year or $1,000,000 in the calendar year of his or her initial service.

Clawback; transferability.    All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board (or a committee thereof) or required by law during the term of service of the award holder, to the extent set forth in such policy or applicable agreement. Except in limited circumstances, awards granted under our 2021 Plan may generally not be transferred in any manner prior to vesting other than by will or by the laws of descent and distribution.

Amendment and termination.    Our Board may amend the 2021 Plan at any time, subject to stockholder approval as may be required. The 2021 Plan will terminate 10 years from the date our Board adopts the plan unless it is terminated earlier by our Board. No termination or amendment of the 2021 Plan may adversely affect any then-outstanding award without the consent of the affected participant, except as is necessary to comply with applicable laws.

The discussion above is intended only as a summary and does not purport to be a complete discussion of all potential tax effects relevant to recipients of awards under the 2021 Plan. Among other items this discussion does not address are tax consequences under the laws of any state, locality, or foreign jurisdiction, or any tax treaties or conventions between the United States and foreign jurisdictions. This discussion is based upon current law and interpretational authorities which are subject to change at any time.

Consequences of Failing to Approve the Proposal

If the amendment to increase the number of shares authorized under our 2021 Plan is not approved by stockholders, the 2021 Plan will continue in full force and effect in accordance with its terms. Once the share reserve under the 2021 Plan is exhausted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that we and our affiliates can attract and retain qualified personnel.

Vote Required

If a quorum is present at the Annual Meeting, approval of this proposal will require the affirmative vote of the holders of a majority of shares of our common stock present in person or represented by proxy and entitled to vote on this proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Broker non-votes will have no effect on the outcome of this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the approval of an amendment to our equity incentive plan to increase the aggregate number of shares of common stock authorized for issuance by 6,396,824 shares.

PROPOSAL 6

OFFICER EXCULPATION AMENDMENT PROPOSAL

General

Our Board approved and declared advisable, subject to stockholder approval, a certificate of amendment to our Certificate of Incorporation, which would permit the exculpation of certain officers in specific circumstances, as permitted by law (the “Officer Exculpation Amendment”). The State of Delaware, which is our state of incorporation, enacted legislation that amended Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) to enable Delaware corporations to limit the personal liability of officers for breaches of the duty of care in limited circumstances. Amended DGCL Section 102(b)(7) only permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions, but does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our Board believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current officers from serving corporations. Without such protection, qualified officers might be deterred from serving as officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In considering the Officer Exculpation Amendment, our Board took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of officers that would be impacted, and the benefits our Board believes would accrue to us by providing exculpation in accordance with amended DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce future litigation costs associated with frivolous lawsuits.

Our Board balanced these considerations with our corporate governance practices and determined that it is advisable and in our and our stockholders best interests and to amend the current exculpation and liability provision in our Certificate of Incorporation, to extend exculpation protection to certain of our officers in addition to our directors.

Text of the Officer Exculpation Amendment

Article EIGHTH of our Certificate of Incorporation already eliminates the monetary liability of our directors to the fullest extent permitted by law, as it currently exists or as it may be amended in the future but does not include a provision that allows to extend analogous protections to our officers. The Officer Exculpation Amendment would amend Article EIGHTH of our Certificate of Incorporation, to read in its entirety as follows:

“EIGHTH:    The liability of the directors and officers for monetary damages shall be eliminated to the fullest extent under applicable law.

To the fullest extent permitted by applicable law, the Corporation is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Corporation (and any other persons to which applicable law permits the Corporation to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article EIGHTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Corporation shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

Any repeal or modification of this Article EIGHTH shall only be prospective and shall not affect the rights or protections or increase the liability of any director or officer under this Article EIGHTH in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.”

The proposed certificate of amendment to our Certificate of Incorporation, reflecting the foregoing Officer Exculpation Amendment is attached as Appendix D to this Proxy Statement. The text of the Officer Exculpation Amendment is subject to modifications to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the Officer Exculpation Amendment.

Effect of the Officer Exculpation Amendment

The proposed Officer Exculpation Amendment would allow for the exculpation of our officers to the fullest extent permitted by the DGCL. As described above, this means that the proposed Officer Exculpation Amendment would allow for the exculpation of covered officers only in connection with direct claims brought by stockholders, including class actions, but would not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by us or for derivative claims brought by stockholders in our name. The Officer Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to us or our stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.

The Officer Exculpation Amendment also provides that if the DGCL is further amended to eliminate or limit the liability of officers, the liability of such officers will be limited or eliminated to the fullest extent permitted by law, as so amended.

The proposed Officer Exculpation Amendment would not be retroactive to acts or omissions occurring prior to its effective date.

Reasons for Adoption of the Officer Exculpation Amendment

Our Board believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create a substantial risk of investigations, claims, actions, suits, or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We observe numerous public companies incorporated in the State of Delaware having adopted or having attempted to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation. Failing to adopt the proposed Officer Exculpation Amendment could impact our recruitment and retention of exceptional officer candidates who conclude that the potential exposure to liabilities, costs of defense, and other risks of proceedings exceeds the benefits of serving as our officer.

For the reasons stated above, our Board unanimously determined that the proposed Officer Exculpation Amendment is advisable and in our and our stockholders best interests and authorized and approved the proposed Officer Exculpation Amendment and directed that it be considered at the Annual Meeting. Our Board believes the proposed Officer Exculpation Amendment would better position us to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Officer Exculpation Amendment is not being proposed in response to any specific resignation, threat of resignation, or refusal to serve by any officer.

Timing of the Amendment

If our stockholders approve the Officer Exculpation Amendment, our Board has authorized our officers to file the Officer Exculpation Amendment with the Delaware Secretary of State, which we anticipate doing as soon as practicable following stockholder approval of the Officer Exculpation Amendment at the Annual Meeting, and the Officer Exculpation Amendment would become effective upon acceptance by the Delaware Secretary of State.

If our stockholders do not approve the Officer Exculpation Amendment, our current exculpation provisions relating to directors will remain in place, and the Officer Exculpation Amendment will not be filed with the Delaware Secretary of State.

Vote Required

Approval of this proposal requires the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the outstanding shares of our common stock. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Broker non-votes and abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the approval of an amendment to our Certificate of Incorporation to limit liability of officers as permitted by Delaware law.

PROPOSAL 7

TO APPROVE THE ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY OR ADVISABLE,
TO SOLICIT ADDITIONAL PROXIES

In this proposal, we are asking our stockholders to authorize us to adjourn the Annual Meeting to another time, if necessary or advisable, to solicit additional proxies in the event there are not sufficient votes to approve the Director Proposal, the Independent Auditor Proposal, the Share Decrease Proposal, the Reverse Stock Split Proposal, the 2021 Plan Amendment Proposal, or the Officer Exculpation Amendment Proposal as described in this Proxy Statement at the Annual Meeting. If our stockholders approve the proposals, we could adjourn the Annual Meeting without a vote on Proposal 7 to solicit additional proxies and/or to seek to convince stockholders to change their votes in favor of such proposals.

If it is necessary or advisable to adjourn the Annual Meeting, no notice of any adjournment of less than thirty (30) days is required to be given if the time and place of the adjourned meeting, and the means of remote communication, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting, are announced at the meeting at which adjournment is taken, unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required

Approval of this proposal will require the affirmative vote of the holders of a majority of shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal. This proposal is a routine matter, and brokers and other nominees may generally vote in their discretion on routine matters, and therefore broker non-votes are not expected on this proposal. Abstentions will have the same effect as an “AGAINST” vote on this proposal.

Board Recommendation

Our Board unanimously recommends a vote FOR the approval of an adjournment of the annual meeting if necessary or advisable to solicit additional proxies in favor of the Director Proposal, the Independent Auditor Proposal, the Share Decrease Proposal, the Reverse Stock Split Proposal, the 2021 Plan Amendment Proposal or the Officer Exculpation Amendment Proposal.

EXECUTIVE OFFICERS

Our executive officers are appointed by our Board in accordance with our Bylaws. The table below identifies and sets forth certain biographical and other information regarding our executive officers as of July 1, 2024. There are no family relationships among any of our executive officers or directors.

Name	Year First Became Officer	Age	Position
Thomas H. Jensen	2023	45	Chief Executive Officer
Joan Y. Brown	2022	70	Chief Financial Officer
Steen Knudsen	2021	63	Chief Scientific Officer

Biographical information for Thomas H. Jensen is included with those of the other members of our Board in the section entitled, “Proposal 1 — Class I Directors Whose Terms Expire at the 2026 Annual Meeting of Stockholders.”

Joan Y. Brown.    Ms. Brown has been our Chief Financial Officer since July 2022 and has served as our Director of Financial Reporting since September 21, 2021. From June 2016 to May 2021, Ms. Brown provided financial reporting services as a consultant to various publicly listed and private companies, including as our financial reporting consultant (contract) from September 2020 to April 2021. Ms. Brown’s consulting experience includes public company reporting in accordance with US GAAP and IFRS, SEC correspondence, tax compliance, and audit and operations support. From August 2018 to May 2019, Ms. Brown was a senior manager at MNP, LLP, Chartered Professional Accountants, a chartered accounting firm in Vancouver, B.C., Canada, where she was responsible for auditing Canadian and U.S. publicly listed companies pursuant to the requirements of CPAB and PCAOB, respectively. From November 2014 to May 2016, Ms. Brown was a director of Prudential Supervision for the Financial Institutions Commission (FICOM) in Vancouver, B.C., Canada. Ms. Brown received her degree in Business Administration from Simon Fraser University in 1986, and is a Chartered Accountant in Canada (CPA, CA) (since 1998) and a Registered Certified Public Accountant licensed in the State of Illinois (since 2004).

Steen Knudsen.    Dr. Knudsen has been our Chief Scientific Officer since July 2021. Dr. Knudsen is a co-founder of our predecessor Allarity Therapeutics A/S and the inventor of DRP®, the Drug Response Prediction Platform, which is our core technology and companion diagnostics platform, and was the Chief Scientific Officer of Allarity Therapeutics A/S since 2006. Dr. Knudsen is also a former Professor of Systems Biology with extensive expertise in mathematics, bioinformatics, biotechnology, and systems biology. He co-founded our predecessor in 2004 and served as its Chief Executive Officer from 2004 to 2006. Dr. Knudsen also previously served as a member on our predecessor’s board of directors from 2016 to 2020. In addition, Dr. Knudsen also currently serves as the Chief Executive Officer of MPI, Inc., our operating subsidiary in the U.S. Dr. Knudsen holds an M.Sc. degree in Engineering from the Technical University of Denmark and a Ph.D. degree in Microbiology from the University of Copenhagen. He received Postdoctoral training in computational biology from Harvard Medical School.

CORPORATE GOVERNANCE

Role of Our Board

Our Board oversees and provides guidance for our business and affairs. Our Board oversees the development of our strategy and business planning process and management’s implementation of them and oversees management. Mr. McLaughlin serves as Chairman of our Board. The primary responsibilities of our Board is to provide oversight, strategic guidance, counseling, and direction to our management. Our Board meets regularly in executive sessions of the directors without those directors who are also our executive officers.

In accordance with the terms of our Bylaws, subject to the rights of holders of any series of preferred stock, our Board may establish the authorized number of directors from time to time by resolution. Our Board consists of four members and is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. Our Board is divided into the following classes:

•        Class I, consists of Mr. Jensen and Mr. Vazzano;

•        Class II, consists of Mr. McLaughlin and Dr. Benjamin; and

•        Class III, currently vacant.

Board Leadership Structure

The positions of Chairman of our Board and Chief Executive Officer are separate. The Chairman of our Board has the authority, among other things, to call and preside over our Board meetings, to set meeting agendas and to determine materials to be distributed to our directors. The Chairman has substantial ability to shape the work of our Board. We believe that separation of the positions of Chairman and Chief Executive Officer reinforces the independence of our Board in its oversight of our business and affairs. In addition, we believe that separation of the positions of Chairman and Chief Executive Officer creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests and in the best interests of our stockholders. As a result, we believe that having the positions of Chairman and Chief Executive Officer separated can enhance the effectiveness of our Board as a whole.

In addition, we have a separate Chairman for each committee of our Board. The Chairman of each committee is expected to report to our Board from time to time, or whenever so requested by our Board, on the activities of the committee he or she chairs in fulfilling its responsibilities as detailed in its respective charter or specify any shortcomings should that be the case.

Board Diversity

Our Board is committed to fostering a diversity of backgrounds and perspectives so that our Board positions our company for the future. The members of our Board represent a mix of ages, genders, races, ethnicities, geographies, cultures, and other perspectives that we believe expand our Board’s understanding of the needs and viewpoints of our partners, employees, stockholders, and other stakeholders. The matrix below provides certain information regarding the composition of our Board as of the date of this report. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Stock Market Rule 5605(f).

Our Board Diversity Matrix

	As of July 1, 2024
Total Number of Directors	4
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	1		2
Part II: Demographic Background
White		2
Did Not Disclose Demographic Background		2

Director Independence

As required under the Nasdaq listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our legal counsel to ensure that its determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independent,” including those set forth in Nasdaq listing standards, as in effect from time to time. Consistent with these considerations, after review of all relevant identified transactions or relationships between each of our directors, or any of his or her family members, and us, its senior management and its independent auditors, our Board affirmatively determined that all of our directors, except Mr. Jensen who is not considered independent because he is our executive officer, is independent director as defined by Rule 5605(a)(2) of the Nasdaq Listing Rules.

Board Committees

Our Board has established an Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee comprised of the members identified below. Our Board has also adopted charters for each of these committees, which comply with the applicable requirements of current SEC and Nasdaq rules. Copies of the charters for each committee are available at www.allarity.com. Our Board has determined that all committee members are independent under applicable Nasdaq and SEC rules for committee memberships.

Name and Position	Audit Committee	Compensation Committee	Nominating and Governance Committee
Gerald W. McLaughlin, Director, Chairman of our Board	✓	Chairman	Chairman
Thomas H. Jensen, Director, Chief Executive Officer
Joseph W. Vazzano, Director	Chairman,*	✓	✓
Laura E. Benjamin, Director	✓	✓	✓

____________

*        Audit Committee Financial Expert

Compensation Committee

The Compensation Committee consists of Mr. McLaughlin, Mr. Vazzano and Dr. Benjamin. The Chairman of the Compensation Committee is Mr. McLaughlin. Our Board has determined that each member of the Compensation Committee is independent under the Nasdaq listing standards and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The Compensation Committee operates pursuant to a charter which is reviewed annually by the Compensation Committee. The Compensation Committee charter can be accessed online at https://allarity.com/governance-documents/.

The primary purpose of the Compensation Committee is to discharge the responsibilities of our Board relating to compensation of our directors and executive officers, to assist our Board in establishing appropriate incentive compensation and equity-based plans and to administer such plans, and to oversee the annual process of evaluation of the performance of our management. Specific responsibilities of the Compensation Committee are to:

•        Establish a compensation policy for executive officers designed to (i) enhance our profitability and increase stockholder value, (ii) reward executive officers for their contribution to our growth and profitability, (iii) recognize individual initiative, leadership, achievement, and other contributions and (iv) provide competitive compensation that will attract and retain qualified executives.

•        Subject to variation where appropriate, the compensation policy for executive officers shall include (i) base salary, which shall be set on an annual or other periodic basis, (ii) annual or other time or project based incentive compensation, which shall be awarded for the achievement of predetermined financial, project, research or other designated objectives applicable to us as a whole and of the executive officers individually and (iii) long-term incentive compensation in the forms of equity participation and other awards with the goal of aligning, where appropriate, the long-term interests of executive officers with those of our stockholders and otherwise encouraging the achievement of superior results over an extended time period.

•        Review competitive practices and trends to determine the adequacy of the executive compensation program.

•        Annually review and recommend to our Board corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and recommend to our Board the CEO’s compensation levels based on this evaluation; the CEO may not be present during any deliberations or voting with respect to the CEO’s compensation.

•        Annually review and approve compensation of our executive officers other than the CEO.

•        Annually review and approve compensation of our directors, including with respect to any equity-based plan.

•        As deemed necessary or appropriate, approve employment contracts, severance arrangements, change in control provisions and other agreements.

•        Approve and administer cash incentives and deferred compensation plans for executive officers (including any modification to such plans) and oversight of performance objectives and funding for executive incentive plans.

•        Approve and oversee reimbursement policies for directors and executive officers.

•        Periodically review and make recommendations to our Board with respect to equity-based plans that are subject to approval by our Board. The Compensation Committee shall oversee our compliance with the requirement under Nasdaq rules that, with limited exceptions, stockholders approve equity compensation plans. Subject to such stockholder approval, or as otherwise required by the Exchange Act, or other applicable law, the Compensation Committee shall have the power to manage all equity-based plans.

•        If we are required by applicable Securities and Exchange Commission (“SEC”) rules to include a Compensation Discussion and Analysis (“CD&A”) in our SEC filings in the future, review the CD&A prepared by management, discuss the CD&A with management and, based on such review and discussions, recommend to our Board that the CD&A be included in our Annual Report on Form 10-K, proxy statement, or any other applicable filing as required by the SEC.

•        Review all compensation policies and practices for all employees to determine whether such policies and practices create risks that are reasonably likely to have a material adverse effect on our business or financial condition.

•        Recommend to our Board that our stockholders approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our Proxy Statement, if such proposal will be contained in the proxy statement.

•        Recommend to our Board the frequency of holding a vote on the compensation of our named executive officers, if such proposal will be contained in our Proxy Statement.

•        Periodically review executive supplementary benefits and, as appropriate, our retirement, benefit, and special compensation programs involving significant cost.

•        Make regular reports to our Board.

•        Annually review and reassess the adequacy of the Compensation Committee charter and recommend any proposed changes to our Board for approval.

•        Annually evaluate its own performance.

•        Oversee the annual process of performance evaluations of our management.

•        Fulfill such other duties and responsibilities as may be assigned to the Compensation Committee, from time to time, by our Board and/or the Chairman of our Board.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. McLaughlin, Mr. Vazzano and Dr. Benjamin. The Chairman of the Nominating and Corporate Governance Committee is Mr. McLaughlin. Our Board has determined that each member of the Nominating and Corporate Governance Committee is independent under the Nasdaq listing standards.

The Nominating and Corporate Governance Committee operates pursuant to a charter which is reviewed annually by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee charter can be accessed online at https://allarity.com/governance-documents/.

The primary purpose of the Nominating and Corporate Governance Committee is (1) to assist our Board by identifying qualified candidates for director, and to recommend to our Board the director nominees for the next annual meeting of stockholders; (2) to lead our Board in its annual review of our Board’s performance; (3) to recommend to our Board director nominees for each Board committee; and (4) to develop and recommend to our Board our corporate governance guidelines. Specific responsibilities of the Nominating and Corporate Governance Committee are to:

•        Evaluate the current composition, organization, and governance of our Board and its committees and make recommendations to our Board for approval.

•        Annually review for each director and nominee, the experience, qualifications, attributes, or skills that contribute to our Board’s conclusion that the person should serve or continue to serve as one of our directors, as well as how the directors’ skills and background enable them to function well together as a Board.

•        Determine desired member skills and attributes and conduct searches for prospective directors whose skills and attributes reflect those desired. Evaluate and propose nominees for election to our Board. At a minimum, nominees for service on our Board must meet the threshold requirements set forth in the Nominating and Corporate Governance Committee Policy Regarding Qualifications of Directors. Each nominee will be considered both on his or her individual merits and in relation to existing or other potential members of our Board, with a view to establishing a well-rounded, diverse, knowledgeable, and experienced Board.

•        Administer the annual Board’s performance evaluation process, including conducting surveys of director observations, suggestions, and preferences.

•        Evaluate and make recommendations to our Board concerning the appointment of directors to our Board’s committees, the selection of our Board committee chairs, and proposal of the slate of directors for election to our Board.

•        Consider bona fide candidates recommended by stockholders for nomination for election to our Board in accordance with Section 2.12 of our Bylaws.

•        As necessary in the Nominating and Corporate Governance Committee’s judgment from time to time, retain and compensate third-party search firms to assist in identifying or evaluating potential nominees to our Board.

•        Evaluate and recommend termination of membership of individual directors in accordance with our Board’s governance principles, for cause or for other appropriate reasons.

•        Oversee the process of succession planning for the Chief Executive Officer and as warranted, other senior officers.

•        Develop, adopt and oversee the implementation of a Code of Business Conduct and Ethics for all directors, executive officers and employees.

•        Review and maintain oversight of matters relating to the independence of our Board and committee members, keeping in mind the independence standards of the Sarbanes-Oxley Act of 2002 and applicable Nasdaq rules.

•        Oversee and assess the effectiveness of the relationship between our Board and our management.

•        Form and delegate authority to subcommittees when appropriate, each subcommittee to consist of one or more members of the Nominating and Corporate Governance Committee. Any such subcommittee, to the extent provided in the resolutions of the Nominating and Corporate Governance Committee and to the extent not limited by applicable law, shall have and may exercise all the powers and authority of the Nominating and Corporate Governance Committee.

•        Make regular reports to our Board concerning its activities.

•        Annually review and reassess the adequacy of the Nominating and Corporate Governance charter and the appendices thereto and recommend any proposed changes to our Board for approval.

•        Annually evaluate its own performance.

•        Maintain appropriate records regarding its process of identifying and evaluating candidates for election to our Board.

•        Fulfill such other duties and responsibilities as may be assigned to the Nominating and Corporate Governance Committee, from time to time, by our Board and/or the Chairman of our Board.

Audit Committee

The Audit Committee consists of Mr. Vazzano, Mr. McLaughlin and Dr. Benjamin. The chairman of the Audit Committee is Mr. Vazzano, who our Board has determined is an “audit committee financial expert” within the meaning of SEC regulations. Our Board has determined that each member of the Audit Committee satisfies the independence requirements under Nasdaq listing standards and Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each Audit Committee member’s scope of experience and the nature of their employment in the corporate finance sector.

The Audit Committee operates pursuant to a charter which is reviewed annually by the Audit Committee. The Audit Committee charter can be accessed online at https://allarity.com/governance-documents/.

The primary purpose of the Audit Committee is to provide assistance to our Board in fulfilling our Board’s responsibility to our stockholders relating to our accounting and financial reporting practices, system of internal controls, the audit process, the quality and integrity of our financial reporting, and our process for monitoring compliance with laws and regulations and our code of conduct. Specific responsibilities of the Audit Committee are to:

•        Appoint, compensate, and oversee the work of any independent auditor;

•        Resolve any disagreements between management and the independent auditor regarding financial reporting;

•        Pre-approve all audit and permitted non-audit services by the independent auditor;

•        Retain independent counsel, independent registered accounting firm, or other advisors or consultants to advise and assist the Audit Committee in carrying out its duties, without needing to seek approval for the retention of such advisors or consultants from our Board, and determine the appropriate compensation for any such advisors or consultants retained by the Audit Committee;

•        Seek any information it requires from our employees or any direct or indirect subsidiary of ours (each, a “Subsidiary”), all of whom are directed to cooperate with the Audit Committee’s requests, or external parties;

•        Meet with any of our officers or employees (or officers or employees of any Subsidiary), our independent auditor or outside counsel, as necessary, or request that any such persons meet with any members of, or advisors or consultants to, the Audit Committee; and

•        Oversee that management has established and maintained processes to assure our compliance with applicable laws, regulations and corporate policy.

Meetings of our Board and its Committees

During the fiscal year ended December 31, 2023:

•        our Board held seventeen (17) meetings (including regularly scheduled and special meetings);

•        our Audit Committee held two (2) meetings;

•        our Compensation Committee held one (1) meeting; and

•        our Nominating and Corporate Governance Committee held no meeting.

Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our Board to be present at our annual meetings of stockholders. All of our directors intend to attend the Annual Meeting. We believe one of our four current directors attended our 2023 annual meeting of stockholders.

Board Oversight of Risk

One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through our Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. In particular, our Board is responsible for monitoring and assessing strategic risk exposure, and our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements and reviews our information technology and data security policies and practices and assesses cybersecurity related risks. The Nominating and Corporate Governance Committee monitors the effectiveness of our corporate governance practices, including oversight of processes and procedures designed to prevent illegal or improper conduct. The Compensation Committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Code of Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (the “Code of Conduct”), applicable to all of our employees, executive officers and directors. We will provide any person, without charge, a copy of the Code of Conduct upon written request to Investor Relations, Allarity Therapeutics, Inc., 24 School Street, 2nd Floor, Boston, Massachusetts 02108. The Code of Conduct is available at the Investors section of our website at www.allarity.com. Information contained on or accessible through this website is not a part of this report, and the inclusion of such website address in this report is an inactive textual reference only. Any amendments to the Code of Conduct, or any waivers of its requirements, are expected to be disclosed on its website to the extent required by applicable SEC and Nasdaq rules and requirements.

Hedging Policy

Our Board has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, our directors, the employees of our sponsor and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.

Clawback Policy

We have adopted a compensation recovery policy that requires the recovery of certain erroneously paid incentive compensation received by our Section 16 officers, as required by new SEC rules and Nasdaq implemented pursuant to the Dodd-Frank Act, and which can be recovered from time-vesting or performance-vesting equity compensation (in addition to other forms of compensation).

Stockholder Communications with Our Board

Our Board has adopted a formal process by which stockholders may communicate with our Board or any of its directors. Stockholders who wish to communicate with our Board may do so by sending written communications addressed to the Secretary of Allarity Therapeutics, Inc., 24 School Street, 2nd Floor, Boston, Massachusetts 02108. These communications will be reviewed by the Secretary, who will determine whether the communication is appropriate for presentation to our Board or the relevant director. The purpose of this screening is to avoid having our Board consider irrelevant or inappropriate communications (such as advertisements, solicitations and hostile communications).

EXECUTIVE AND DIRECTOR COMPENSATION

Emerging Growth Company Status

We are an “emerging growth company,” as defined in the JOBS Act. As an emerging growth company we will be exempt from certain requirements related to executive compensation, including the requirements to hold a nonbinding advisory vote on executive compensation and to provide information relating to the ratio of total compensation of our Chief Executive Officer to the median of the annual total compensation of all of its employees, each as required by the Investor Protection and Securities Reform Act of 2010, which is part of the Dodd-Frank Act.

Overview

The Compensation Committee of our Board assists in discharging our Board’s responsibilities regarding the compensation of our executive officers and of our Board members. The Compensation Committee is currently comprised of the following three non-employee members of our Board: Mr. McLaughlin, Mr. Vazzano and Dr. Benjamin.

On December 8, 2023, our Board established an executive committee, with the authority and power to exercise all the full powers and authority of our Board to the fullest extent permitted by law. This includes acts concerning the management of our business and affairs and the employment of executive officers. The executive committee is currently comprised of the following members of our Board: Mr. McLaughlin, Mr. Vazzano, Dr. Benjamin and Mr. Jensen.

2023 Named Executive Officer Compensation

The table below shows the compensation awarded to or paid to or earned by our named executive officers for the years ended December 31, 2023 and 2022. Mr. Cullem was terminated as Chief Executive Officer and all other officer positions with us and all Allarity subsidiaries on December 8, 2023. Upon his separation with us, Mr. Jensen, our then Senior Vice President, Information Technology and director, was appointed to serve as our Chief Executive Officer and Corporate Secretary.

Summary Compensation Table

The following table provides information regarding total compensation awarded to, earned by, and paid to our named executive officers as of December 31, 2023, for services rendered to us in all capacities for the fiscal years ended December 31, 2023 and 2022. No option awards were granted to our named executive officers under our 2021 Plan during the fiscal years ended December 31, 2023 and 2022.

Name and Principal Position	Year	Salary*	Bonus(1)*	All Other Compensation ($)*		Total*
Thomas H. Jensen(2)	2022	$—	$—	$—		$—
Chief Executive Officer, Corporate Secretary, and Senior Vice President, Investor Relations	2023	$—	$—	$24,720	(3)	$24,720

Joan Y. Brown	2022	$180,000	$—	—		$180,000
Chief Financial Officer, Director of Financial Reporting	2023	$250,000	$—	—		$250,000

Marie Foegh(4)	2022	$340,309	$—	—		$340,309
Former Chief Medical Officer	2023	$365,471	$—	—		$365,471

James G. Cullem,	2022	$343,410	$—	—		$343,410
Former Chief Executive Officer and Former Chief Business Officer(5)	2023	$405,492	$50,000	$68,320	(6)	$523,812

Steen Knudsen	2022	$372,426	$—	—		$372,426
Chief Scientific Officer	2023	$266,215	$—	—		$266,215

____________

*        All compensation amounts are in full numbers and not presented in $1,000’s.

(1)      The bonuses reported in this column for 2023 consist of cash payments and were earned in 2023 and paid in 2023.

(2)      Appointed as Chief Executive Officer and Chief Business Officer in December 2023. Immediately prior to this appointment, Mr. Jensen served as our Senior Vice President, Investor Relation since 2022.

(3)      Consists of consulting fees paid for the period December 12, 2023 – December 31, 2023.

(4)      On February 28, 2024, Dr. Foegh was terminated as Chief Medical Officer.

(5)      Mr. Cullem was terminated as Chief Executive Officer and Chief Business Officer on December 8, 2023.

(6)      Consists of wages in lieu of notice and unpaid vacation pay.

Outstanding Equity Awards as of December 31, 2023

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023.

Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price (USD)	Option Expiration Date
Thomas H. Jensen	11/24/2021	101	14	(1)	—	7,271.21	11/23/2026
Chief Executive Officer

Joan Y. Brown	—	—	—		—		—
Chief Financial Officer, Director of Financial Reporting

Marie Foegh	11/24/2021	49	7	(1)	—	7,271.21	11/23/2026
Former Chief Medical Officer

____________

(1)      This option vests as to 25% on November 24, 2021, the grant date, and the remaining 75% vests over 36 months.

Employment Agreements and Arrangements

As of the year ended December 31, 2023, we had an employment or consultancy agreement with each of the following named executive officers, Dr. Foegh and Ms. Brown. The employment or consultancy agreement with each of the following individuals provides for the initial annual base salary as of December 31, 2023, current base salary and bonus set forth below. With the departure of Mr. Cullem, our Board appointed Mr. Jensen to serve as our Chief Executive Officer, effective as of December 12, 2023, and our director. In connection with Mr. Jensen’s new position as Chief Executive Officer, we increased his consulting fees to $38,400 per month for an initial period of three months.

Named Executive Officers and Position	Annual Base Salary as of December 31, 2023 ($)*
Thomas H. Jensen, Chief Executive Officer(1)	$460,800
James G. Cullem, Former Chief Executive Officer, Chief Business Officer(2)	$350,000
Joan Y. Brown, Chief Financial Officer(3) and Director of Financial Reporting	$250,000
Marie Foegh, Former Chief Medical Officer	$331,200

____________

*        All compensation amounts are in full numbers and not presented in $1,000’s.

(1)      Appointed Chief Executive Officer on December 12, 2023.

(2)      Appointed Chief Executive Officer on January 1, 2023, and Chief Executive Officer in June 2022 and effective December 8, 2023, terminated.

(3)      Appointed Chief Financial Officer on January 1, 2023, and Chief Financial Officer in June 2022.

Named Executive Officer	Discretionary Annual Bonus for 2022
Marie Foegh, Former Chief Medical Officer	up to 40% of annual base salary
Joan Y. Brown, Chief Financial Officer, Director of Financial Reporting	up to 20% of annual base salary

Material Terms of Consultancy Agreement with Ljungaskog Consulting AB

As previously disclosed in our public filings, we had entered into a one-year consultancy agreement (the “Consultancy Agreement”) with Ljungaskog Consulting AB, a Swedish limited liability company (the “Consultant”), owned and managed by Mr. Jensen. We had announced our intention to amend the Consultancy Agreement to clarify the scope of services to be provided by Mr. Jensen, increase his compensation, and extend the agreement’s term to December 1, 2024. However, these amendments did not materialize. Instead, effective June 1, 2024, we entered into a Management Services Agreement (the “MSA”) with the Consultant. The MSA supersedes and replaces the Consultancy Agreement in its entirety. Below is a summary of the material terms and conditions of the MSA.

Services to be Performed.    The Consultant, via Mr. Jensen, will deliver the scope of services typically expected of a Chief Executive Officer in a publicly held company within our industry.

Term.    The MSA and all associated obligations will commence on June 1, 2024 and will continue until termination as per the provisions of the MSA, subject to any terms agreed by the parties to survive the termination of the MSA.

Monthly Fee.    The Consultant shall receive a fixed fee of $43,750 per month for services rendered, payable in two installments (the “Monthly Fee”). The fee is subject to adjustments based upon the Consultant’s performance, with any increases being solely at our discretion.

Signing Bonus.    Within 30 days from June 1, 2024, we have agreed to pay the Consultant a one-time signing bonus of $100,000 (the “Signing Bonus”) in recognition of the Consultant’s commitment to fullfill the obligations specified in the MSA and the Consultant’s agreement not to terminate the engagement within one year from June 1, 2024 or engage in behavior that would justify termination of the MSA by us for Cause (as defined below). Should the Consultant terminate the MSA before one-year anniversary of June 1, 2024, or should we rightfully terminate the MSA for Cause (as defined below), the Consultant is obligated to repay the full amount of the Signing Bonus to us within 15 days of receiving our written request.

Potential Performance Bonuses and Expenses.    As long as the MSA is in effect, the Consultant will be eligible for a discretionary performance bonus each calendar year, based on performance metrics that we will determine and approve. Additionally, the Consultant is entitled to reimbursement for reasonable and necessary expenses directly incurred while providing services, provided that any expenses exceeding $5,000 require prior approval from us to qualify for reimbursement.

Termination for Convenience by us.    We may terminate the MSA at its convenience by providing 15 days’ advance written notice to the Consultant. Upon termination of the MSA for any reason, the Consultant shall be entitled to all monthly fees for services rendered up to and including the effective date of termination (the “Accrued Payments”).

Termination for Convenience by the Consultant.    The Consultant may terminate the MSA at its convenience by providing 30 days’ advance written notice to us. Should the Consultant terminate the MSA for convenience, it will not be entitled to any additional payments beyond the Accrued Payments.

Termination for Cause by us.    We may terminate the MSA for Cause (as defined below) immediately upon notice to the Consultant. “Cause” for termination will be considered if: (a) the Consultant fails to perform the services stipulated by the MSA; (b) there is a material breach of any obligation under the MSA by the Consultant; (c) the Consultant engages in fraud, embezzlement, dishonesty, misappropriation of confidential information, or harassment based on membership in a protected class; (d) the Consultant’s behavior causes public disrepute, contempt, or scandal; (e) the Consultant refuses to comply with a directive of our Board; (f) the Consultant delegates the performance of the services to someone other than Mr. Jensen, and, in our reasonable discretion, the delegate is not capable of performing at the level of Mr. Jensen; (g) the Consultant or anyone performing the services on behalf of the Consultant is convicted of a felony or any crime that undermines its ability to perform the services; or (h) the Consultant misappropriates our business opportunity or becomes subject to a conflict of interest. However, for the causes listed in (a), (b), (e), and (f), termination will not be effective until 14 days after the Consultant fails to cure the conduct, following written notice of the intent to terminate for Cause. Upon termination of the MSA for Cause, the Consultant shall only be entitled to the Accrued Payments, with no entitlement to additional payments under the MSA.

Termination for Good Reason by the Consultant.    The Consultant may terminate the MSA for Good Reason (as defined below) immediately upon notice to us. “Good Reason” includes: (a) a material breach of the MSA by us; (b) a unilateral reduction of the Monthly Fee by us; or (c) a unilateral modification of Mr. Jensen’s from “Chief Executive Officer” by us. However, termination for Good Reason will not be effective unless we fail to remedy the breach within 14 days after receiving written notice from the Consultant detailing the reasons for termination. Upon termination of the MSA for Good Reason by Consultant, the Consultant will be entitled to the Accrued Payments plus an additional nine months of the Monthly Fee, provided that the Consultant fulfills all ongoing obligations under the MSA that survive termination, and within 45 days from the termination date, executes a general release of all claims the Consultant and any agents who performed services under the MSA could assert against us or our affiliates.

Material Terms of Employment Agreements

During the fiscal year ended December 31, 2023, with the exception of Mr. Jensen, we had employment agreements with the following named executive officers.

On January 12, 2023, upon the approval of the Compensation Committee of our Board, we entered into a new separate employment agreement with Mr. Cullem, our former Chief Executive Officer, and Ms. Brown, our Chief Financial Officer, in connection with the additional executive officer positions that they were appointed to in June 2022. These employment agreements with Mr. Cullem and Ms. Brown became retroactively effective as of January 1, 2023, upon the closing of the April offering and superseded the prior employment agreements.

Unless otherwise indicated, the following material terms of employment agreements applied to all of the following named executive officers. The employment agreements with each of the following named executive officers provide for at-will employment and may be terminated in writing with at least 30 days’ prior written notice or as otherwise required under applicable law. Under their respective employment agreements, each of the following named executive officers, among other things, are (i) entitled to participate in all of our employee benefit plans and programs as generally maintained and made available to its executive officers by us; (ii) eligible for grants of equity compensation as determined at the sole discretion by the Compensation Committee of our Board; and (iii) entitled to reimbursement of expenses in the course and scope of authorized Company business. In addition, each respective employment agreement also includes customary confidentiality and assignment of intellectual property obligations.

Joan Y. Brown.    Pursuant to the terms of Ms. Brown’s employment agreement (the “Brown Employment Agreement”), Ms. Brown can resign with or without Good Reason (as such term is defined in the Brown Employment Agreement). If Ms. Brown is terminated without Cause (as defined in the Brown Employment Agreement) or resigns with Good Reason or is terminated by us as a result of a Change-of-Control (as defined in the Brown Employment Agreement), we agreed to provide Ms. Brown with severance pay in an amount equal to 5 months’ pay at Ms. Brown’s final base salary rate, payable in the form of salary continuation. Such severance payments are conditioned upon Ms. Brown’s execution and non-revocation of a general release of claims.

Marie Foegh.    Dr. Foegh’s employment agreement (the “Foegh Employment Agreement”) can be terminated, in writing with 30 days’ prior written notice, by us for or without Cause (as such term is defined in the Foegh Employment Agreement) and Dr. Foegh can resign with or without Good Reason (as such term is defined in the Foegh Employment Agreement). If Dr. Foegh is terminated without Cause or resigns with Good Reason, we shall provide Dr. Foegh with severance pay in an amount equal to 6 months’ pay at Dr. Foegh’s final base salary rate, payable in the form of salary continuation. In the event Dr. Foegh’s employment is terminated by us as a result of a Change-of-Control (as such term in defined in the Foegh Employment Agreement), we shall provide Dr. Foegh with severance pay in the amount equal to 12 months’ pay. Such severance payments are conditioned on Dr. Foegh’s execution and non-revocation of a general release of claims. On February 28, 2024, we terminated the employment of Dr. Foegh, and her last day of employment was February 29, 2024.

Steen Knudsen.    Dr. Knudsen’s employment agreement (the “Knudsen Employment Agreement”) is governed by and construed in accordance with Danish law, including the Danish Salaried Employees Act and the Danish Holiday Act. The Knudsen Employment Agreement may be terminated by both parties in accordance with the provisions of the

Danish Salaried Employees Act, provided, however, that either party may terminate the employment with 1 months’ notice to the end of a calendar month when the following three conditions have been met: (1) Dr. Knudsen, within a period of 12 consecutive months, has received salary during sick leave for 120 full days inclusive of Sundays and public holidays, (2) notice is served by us immediately upon the expiry of the 120 sick leave days, and (3) notice is served while Dr. Knudsen is still sick. In the event of termination of the Knudsen Employment Agreement, Dr. Knudsen’s entitlement to continuing base pay shall be determined by the Danish Salaried Employees Act. In addition, the Knudsen Employment Agreement is subject to restrictive covenants, including non-compensation and non-solicitation provisions. In compensation for assuming the combined restriction clauses, Dr. Knudsen shall receive a monthly payment, during the restrictive period, equaling 60% of Dr. Knudsen’s final base salary, pension, bonus and all other fringe benefits with a tax value, calculated as per the date of resignation. Such compensation includes a lump sum compensation for the first 2 months, payable on the date of resignation. In the event Dr. Knudsen obtains suitable new employment in the period during which the combined restriction clause applies, the compensation shall, as of the 3rd month and up to and including the 6th month after his resignation, be reduced to 24%. We may terminate this combined restriction clause at any time, even after Dr. Knudsen’s resignation, at 1 months’ notice to the end of a month, whereupon our obligation to pay compensation shall cease.

Base Salary

The employment agreements with the following named executive officers provide for annual base salaries as set forth below. Compensation for Mr. Jensen is based on an hourly rate pursuant to his consultancy agreement as summarized above.

Named Executive Officers and Position	Annual Base Salary for the fiscal year ended December 31, 2023 ($)*
Joan Y. Brown, Chief Financial Officer Director of Financial Reporting	$250,000
Marie Foegh, Former Chief Medical Officer	$339,480
Steen Knudsen, Chief Scientific Officer(1)	$281,875

____________

*        All compensation amounts are in full numbers and not presented in $1,000’s.

(1)      Effective September 1, 2023, Dr. Knudsen’s annual base salary was reduced to $140,938 in consideration for 50% reduction in work hours.

Discretionary Bonus

Each named executive officer is eligible to receive a discretionary annual cash bonus (the “Annual Bonus”) representing up to a certain percentage of their base salaries, as follows:

Named Executive Officer	Discretionary Annual Bonus for 2023
Marie Foegh, Former Chief Medical Officer	up to 40% of annual base salary
Joan Y. Brown, Chief Financial Officer, Director of Financial Reporting	up to 40% of annual base salary*
Steen Knudsen, Chief Scientific Officer	up to 40% of annual base salary

____________

*       Our Board has the discretion to pay such annual bonus in restricted stock grants in lieu of cash, at the stock FMV on the date of grant no later than March 1st of the grant year.

Pension Benefits

We maintain a 401(k) Plan for our full-time employees in the U.S. The 401(k) Plan allows our employees to contribute up to the Internal Revenue Code prescribed maximum amount. Employees may elect to contribute from 1 to 100 percent of their annual compensation to the 401(k) Plan. The 401(k) Plan includes a 3% safe harbor contribution. Both employee and employer contributions vest immediately upon contribution. During fiscal year ended December 31, 2023, we did not make a contribution to the 401(k) Plan.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, nor earn any benefits under, a nonqualified deferred compensation plan during the fiscal year ended December 31, 2023.

Employee Benefit Plans

Equity-based compensation has been and will continue to be an important foundation in executive compensation packages as we believe it is important to maintain a strong link between executive incentives and the creation of stockholder value. We further believe that performance and equity-based compensation can be an important component of the total executive compensation package for maximizing stockholder value while, at the same time, attracting, motivating, and retaining high-quality executives. Formal guidelines for the allocations of cash and equity-based compensation have not yet been determined, but it is expected that the 2021 Plan described below will be an important element of our compensation arrangements for both executive officers and directors.

Health and Welfare Benefits

We pay premiums for medical insurance, dental insurance, and vision insurance for all full-time employees, including our named executive officers. These benefits are available to all full-time employees, subject to applicable laws.

2021 Equity Incentive Plan

The 2021 Plan became effective on December 20, 2021. It was approved by stockholders in connection with the Recapitalization Share Exchange. The 2021 Plan authorizes the award of stock options, Restricted Stock Awards (“RSAs”), Stock Appreciation Rights (“SARs”), Restricted Stock Units (“RSUs”), cash awards, performance awards and stock bonus awards. We initially reserved 1,211,374 shares of our common stock under the 2021 Plan. The number of shares reserved for issuance under the 2021 Plan will increase automatically on January 1 of each of 2022 through 2031 by the number of shares equal to the lesser of 5% of the aggregate number of outstanding shares of our Common Stock as of the immediately preceding December 31, or a number as may be determined by our Board. Our Board approved an increase of 5% of the outstanding shares of common stock at December 31, 2023, or 14,788 shares, effective as of January 1, 2024. As a result, as of January 1, 2024, there was a total of 64,788 shares of our common stock reserved under the 2021 Plan, of which 50,288 are currently available for issuance.

Upon the closing of the Recapitalization Share Exchange and as of December 31, 2021, we had converted compensatory options to purchase ordinary shares of Allarity Therapeutics A/S to options to purchase 1,174,992 shares of our Common Stock. Except as specifically provided above, following the effective time of our Recapitalization Share Exchange, each Converted Option continues to be governed by the same terms and conditions (including vesting and exercisability terms) as were applicable to the corresponding former Compensatory Warrant immediately prior to the effective time.

As of December 31, 2023, there was an option to purchase 382 shares of our common stock issued and outstanding.

In addition, the following shares will again be available for issuance pursuant to awards granted under our 2021 Plan:

•        shares subject to options or SARs granted under our 2021 Plan that cease to be subject to the option or SAR for any reason other than exercise of the option or SAR;

•        shares subject to awards granted under our 2021 Plan that are subsequently forfeited or repurchased by us at the original issue price;

•        shares subject to awards granted under our 2021 Plan that otherwise terminate without such shares being issued;

•        shares subject to awards granted under our 2021 Plan that are surrendered, cancelled or exchanged for cash or a different award (or combination thereof); and

•        shares subject to awards under our 2021 Plan that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award.

Purpose.    The purpose of our 2021 Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to our success, and any parents, subsidiaries, and affiliates that exist now or in the future, by offering them an opportunity to participate in our future performance through the grant of awards.

Administration.    Our 2021 Plan is expected to be administered by our Compensation Committee, all of the members of which are outside directors as defined under applicable federal tax laws, or by our Board acting in place of our Compensation Committee. Subject to the terms and conditions of the 2021 Plan, the Compensation Committee will have the authority, among other things, to select the persons to whom awards may be granted, construe and interpret our 2021 Plan as well as to determine the terms of such awards and prescribe, amend and rescind the rules and regulations relating to the plan or any award granted thereunder. The 2021 Plan provides that our Board or Compensation Committee may delegate its authority, including the authority to grant awards, to one or more executive officers to the extent permitted by applicable law, provided that awards granted to non-employee directors may only be determined by our Board.

Eligibility.    Our 2021 Plan provides for the grant of awards to our employees, directors, consultants, independent contractors and advisors.

Options.    The 2021 Plan provides for the grant of both incentive stock options intended to qualify under Section 422 of the Code, and non-statutory stock options to purchase shares of our common stock at a stated exercise price. Incentive stock options may only be granted to employees, including officers and directors who are also employees. The exercise price of stock options granted under the 2021 Plan must be at least equal to the fair market value of shares of our common stock on the date of grant. Incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock must have an exercise price of at least 110% of the fair market value of shares of our common stock on the date of grant. Subject to stock splits, dividends, recapitalizations, or similar events, no more than 7,009,980 shares may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan.

Options may vest based on service or achievement of performance conditions. Our Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable, with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The maximum term of options granted under our 2021 Plan is 10 years from the date of grant, except that the maximum permitted term of incentive stock options granted to an individual who holds, directly or by attribution, more than 10% of the total combined voting power of all classes of our capital stock is five years from the date of grant.

Restricted stock awards.    An RSA is an offer by us to sell shares of our common stock subject to restrictions, which may lapse based on the satisfaction of service or achievement of performance conditions. The price, if any, of an RSA will be determined by the Compensation Committee. Holders of RSAs will have the right to vote and any dividends or stock distributions paid pursuant to unvested RSAs will be accrued and paid when the restrictions on such shares lapse. Unless otherwise determined by the Compensation Committee at the time of award, vesting will cease on the date the participant no longer provides services to us and unvested shares may be forfeited to or repurchased by us.

Stock appreciation rights.    A SAR provides for a payment, in cash or shares of our common stock (up to a specified maximum of shares, if determined by our Compensation Committee), to the holder based upon the difference between the fair market value of shares of our common stock on the date of exercise and a predetermined exercise price, multiplied by the number of shares. The exercise price of a SAR must be at least the fair market value of a share of our common stock on the date of grant. SARs may vest based on service or achievement of performance conditions and may not have a term that is longer than 10 years from the date of grant.

Restricted stock units.    RSUs represent the right to receive shares of our common stock at a specified date in the future and may be subject to vesting based on service or achievement of performance conditions. Payment of earned RSUs will be made as soon as practicable on a date determined at the time of grant, and may be settled in cash, shares of our common stock or a combination of both. No RSU may have a term that is longer than 10 years from the date of grant.

Performance awards.    Performance awards granted pursuant to the 2021 Plan may be in the form of a cash bonus, or an award of performance shares or performance units denominated in shares of our common stock that may be settled in cash, property or by issuance of those shares subject to the satisfaction or achievement of specified performance conditions.

Stock bonus awards.    A stock bonus award provides for payment in the form of cash, shares of our common stock or a combination thereof, based on the fair market value of shares subject to such award as determined by our Compensation Committee. The awards may be granted as consideration for services already rendered, or at the discretion of the Compensation Committee, may be subject to vesting restrictions based on continued service or performance conditions.

Cash awards.    A cash award is an award that is denominated in, or payable to an eligible participant solely in, cash.

Dividend equivalents rights.    Dividend equivalent rights may be granted at the discretion of our Compensation Committee and represent the right to receive the value of dividends, if any, paid by us in respect of the number of shares of our common stock underlying an award. Dividend equivalent rights will be subject to the same vesting or performance conditions as the underlying award and will be paid only at such time as the underlying award has become fully vested. Dividend equivalent rights may be settled in cash, shares or other property, or a combination thereof as determined by our Compensation Committee.

Change of control.    Our 2021 Plan provides that, in the event of a corporate transaction, as defined in the 2021 Plan, outstanding awards under our 2021 Plan shall be subject to the agreement evidencing the corporate transaction, any or all outstanding awards may be (a) continued by us, if we are the successor entity; (b) assumed or substituted by the successor corporation, or a parent or subsidiary of the successor corporation, for substantially equivalent awards (including, but not limited to, a payment in cash or the right to acquire the same consideration paid to the stockholders of the company pursuant to the corporate transaction); (c) substituted by the successor corporation of equivalent awards with substantially the same terms for such outstanding awards; (d) accelerated in full or in part as to the exercisability or vesting; (e) settled in the full value of such outstanding award in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such awards; or (f) cancelled for no consideration. If applicable, the number and kind of shares and exercise prices of awards being continued, assumed, or substituted shall be adjusted pursuant to the terms of the 2021 Plan.

Adjustment.    In the event of a change in the number of outstanding shares of our common stock without consideration by reason of a stock dividend, extraordinary dividend or distribution, recapitalization, stock split, reverse stock split, subdivision, combination, consolidation reclassification, spin-off or similar change in our capital structure, appropriate proportional adjustments will be made to the number and class of shares reserved for issuance under our 2021 Plan; the exercise prices, number and class of shares subject to outstanding options or SARs; the number and class of shares subject to other outstanding awards; and any applicable maximum award limits with respect to incentive stock options.

Exchange, repricing, and buyout of awards.    Our Compensation Committee may, with the consent of the respective participants, issue new awards in exchange for the surrender and cancelation of any or all outstanding awards. Our Compensation Committee may also reduce the exercise price of options or SARs or buy an award previously granted with payment in cash, shares, or other consideration, in each case, subject to the terms of the 2021 Plan.

Director compensation limits.    No non-employee director may receive awards under our 2021 Plan with a grant date value that when combined with cash compensation received for his or her service as a director, exceeds $750,000 in a calendar year or $1,000,000 in the calendar year of his or her initial service.

Clawback; transferability.    All awards will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board (or a committee thereof) or required by law during the term of service of the award holder, to the extent set forth in such policy or applicable agreement. Except in limited circumstances, awards granted under our 2021 Plan may generally not be transferred in any manner prior to vesting other than by will or by the laws of descent and distribution.

Amendment and termination.    Our Board may amend our 2021 Plan at any time, subject to stockholder approval as may be required. Our 2021 Plan will terminate 10 years from the date our Board adopts the plan unless it is terminated earlier by our Board. No termination or amendment of the 2021 Plan may adversely affect any then-outstanding award without the consent of the affected participant, except as is necessary to comply with applicable laws.

Equity Compensation Plan Information

The following table provides certain information with respect to our equity compensation plans in effect as of December 31, 2023.

	Number of securities to be issued upon exercise of outstanding options, and settlement of RSUs (a)	Weighted- average exercise price of outstanding options, and issuance price of RSUs (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by security holders	382	$7,876	—
Equity compensation plans not approved by security holders	—	—	—
Total	382	$7,876	—

Termination

On December 8, 2023, Mr. Cullem was terminated as our Chief Executive Officer for “cause” under his employment agreement. In addition, Mr. Cullem was also terminated from all other officer positions with us and all other positions with our subsidiaries.

As of March 7, 2024, we entered into a settlement agreement and general release (the “Settlement Agreement”) with Mr. Cullem. Pursuant to the terms and conditions outlined in the Settlement Agreement and in exchange for Mr. Cullem’s commitments therein, including his general release of claims against us, among other considerations, we provided Mr. Cullem with an initial settlement payment totaling $70,000. Furthermore, we issued Mr. Cullem 14,500 settlement shares. Additionally, we are committed to making an installment payment of $179,155, divided equally into 5 monthly payments.

Additionally, Mr. Cullem agreed to act as our consultant and entered into a consulting agreement (the “Consulting Agreement”) with us, effective as of March 7, 2024. For the avoidance of doubt, no additional consideration is being paid to Mr. Cullem under the Consulting Agreement.

On February 29, 2024, we terminated Dr. Foegh, and in accordance with her employment terms, we are obligated and have accrued a liability of $169,740 for six months of severance.

Former Executive Officers

Mr. Carchedi, former Chief Executive Officer, and Dr. Knudsen, former Chief Financial Officer, resigned as our executive officers in June 2022. Mr. Cullem, former Chief Executive Officer resigned as our executive officer in December 2023. On February 28, 2024, Dr. Foegh was terminated as our Chief Medical Officer.

Name and Principal Position	Year	Salary	All Other Compensation ($)		Total*
Steve R. Carchedi,	2022	$281,310	$251,049	(1)	$532,359
Former Chief Executive Officer

Jens E. Knudsen,	2022	$194,013	$139,620	(2)	$333,633
Former Chief Financial Officer

James G. Cullem,	2023	$405,492	$118,320	(3)	$523,812
Former Chief Executive Officer

Marie Foegh,	2023	$365,471	$—		$365,471
Former Chief Medical Officer

____________

(1)      Consists of consulting fees, and severance payment of $233,549 paid pursuant to a separation agreement.

(2)      Consists of severance payment of $139,620 pursuant to a separation agreement.

(3)      Consists of wages in lieu of notice and unpaid vacation pay.

Separation Agreements

Effective as of June 29, 2022, Mr. Carchedi resigned from all our positions and all positions of our subsidiaries, including his role of Chief Executive Officer and as our director. Pursuant to the terms set forth in a letter agreement dated June 24, 2022 (the “Carchedi Separation Agreement”), the termination of Mr. Carchedi’s employment and resignation from his positions were effective June 29, 2022 (the “Carchedi Separation Date”). Under the Carchedi Separation Agreement, Mr. Carchedi was entitled to his final pay for wages earned through the Separation Date, plus accrued and unused vacation time. In addition, pursuant to the Carchedi Separation Agreement, we agreed to provide Mr. Carchedi with certain payments and benefits comprising of: (i) continued payments of his base salary for a certain time period and (ii) COBRA coverage for a certain number of months (“Carchedi Severance Benefits”). In exchange for the Carchedi Severance Benefits, among other things as set forth in the Carchedi Separation Agreement, Mr. Carchedi agreed to a release of claims in our favor and to certain restrictive covenant obligations, and also reaffirmed his commitment to comply with his existing restrictive covenant obligations. In addition, as of the Carchedi Separation Date, Mr. Carchedi’s unvested options were terminated. Mr. Carchedi was entitled to exercise his vested options for a period of 90 days from the Carchedi Separation Date.

Effective as of June 27, 2022, Mr. Knudsen resigned from all our positions, and all positions of our subsidiaries, including his role of our Chief Financial Officer. Pursuant to the terms set forth in a letter agreement dated June 25, 2022 (the “Knudsen Separation Agreement”), the termination of Mr. Knudsen’s employment and resignation from his positions were effective June 27, 2022 (the “Knudsen Separation Date”). Under the Knudsen Separation Agreement, Mr. Knudsen was entitled to his final pay for wages earned through the Separation Date, plus accrued and unused vacation time. In addition, pursuant to the Knudsen Separation Agreement, we agreed to provide Mr. Knudsen with certain payments and benefits comprising of: (i) continued payments of his base salary for a certain time period, and (ii) COBRA coverage for a certain number of months (“Knudsen Severance Benefits”). In exchange for the Knudsen Severance Benefits, among other things as set forth in the Knudsen Separation Agreement, Mr. Knudsen agreed to a release of claims in our favor and to certain restrictive covenant obligations, and also reaffirmed his commitment to comply with his existing restrictive covenant obligations. In addition, as of the Knudsen Separation Date, Mr. Knudsen’s unvested options were terminated. Mr. Knudsen was entitled to exercise his vested options for a period of 90 days from the Knudsen Separation Date.

As stated above in the section entitled “Executive and Director Compensation — Termination” on December 8, 2023, Mr. Cullem was terminated as our Chief Financial Officer. He entered into the Settlement Agreement with us on March 7, 2024.

Non-Employee Director Compensation

The following table sets forth information concerning the compensation of non-employee directors for services rendered for the year ended December 31, 2023. Mr. Carchedi, our former Chief Executive Officer, also previously served as our director before his resignation in June 2022, and Mr. Carchedi’s compensation as named executive officer is set forth above under “Summary Compensation Table.” Mr. Jensen, our then Senior Vice President, Investor Relations and director, did not receive any compensation for his services on our Board.

Name	Fees Earned or Paid in Cash $*	Option Awards(1)(2) $*	Total $*
David Roth	$32,867	$—	$32,867
Gerald W. McLaughlin	$107,375	$—	$107,375
Joseph W. Vazzano	$29,167	$—	$29,167
Laura E. Benjamin	$27,708	$—	$27,708

____________

*        All compensation amounts are in full numbers and not presented in $1,000’s.

(1)      Amounts reported represent the aggregate grant date fair value of stock options granted to such non-employee directors and have been computed based on a Black Scholes model and excludes the effect of estimated forfeitures. The assumptions used in calculating the grant date fair values of the equity awards reported in this column are set forth below. The amounts reported in this column reflect the accounting cost for these equity awards and do not correspond to the actual economic value that may be realized by the directors upon the vesting of the stock options, the exercise of the stock options or the sale of the securities underlying such stock options.

No stock options were granted in the year ended December 31, 2023. The fair value of stock options granted in the period ended December 31, 2022, were estimated using the Black-Scholes option pricing model, based on the following assumptions:

December 31, 2023 (unaudited)
Exercise price	$1.10 – 1.28
Share price	$1.10 – 1.28
Risk-free interest	4.36%
Expected dividend yield	(0)%
Contractual life (years)	5.0
Expected volatility	120.22%

____________

(2)      The table below lists the aggregate number of shares subject to option awards outstanding for each of the non-employee directors as of December 31, 2023, and does not reflect the 1-for-20 stock split, which was effected on April 9, 2024.

Name	Number of Shares Subject to Outstanding Options
Gerald W. McLaughlin	9

Director Compensation

Our non-employee directors are entitled to an annual director fee of $50,000. In addition, a director who serves as a lead independent director or Chairman or on a committee of our Board will receive the following additional annual fee:

Position	Annual Chair/Lead Fee	Annual Member Fee
Chairman of our Board or Lead Independent Director	$30,000	$—
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$8,000	$4,000

Annual fees may be paid in cash or equity at the option of the director. In addition, subject to discretion of our Board and recommendation of the Compensation Committee, new directors who join our Board may receive an initial grant of stock options to purchase 23,000 shares of Common Stock, subject to vesting of 1/36 per month over 36 months following the grant date and with the expiration date of five years from date of grant. This paragraph does not reflect the 1-for-20 stock split which was effected on April 4, 2024.

In connection with the appointment of Mr. McLaughlin, Mr. Vazzano and Dr. Benjamin as our independent directors, each received an annual retainer fee of $50,000, payable in cash. In addition, our Board granted Mr. McLaughlin options to purchase 1 share of Common Stock at an exercise price of $30,800 per share, respectively, which options are subject to vesting of 1/36 per month over 36 months following the grant date. The expiration date for the options is five years from date of grant.

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table and accompanying footnotes set forth information regarding the beneficial ownership of our common stock as of the Record Date, by:

•        each of our directors;

•        each of our named executive officers included in the Summary Compensation Table; and

•        all of our directors and executive officers as a group.

Under the rules and regulations of the SEC, a person is a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of the security, or “investment power,” which includes the power to dispose of or to direct the disposition of the security or has the right to acquire such powers within sixty (60) days.

The beneficial ownership of shares of our common stock is based on 25,587,301 shares of common stock issued and outstanding as of the Record Date.

Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned shares of common stock.

Name of Beneficial Owner(1)	Number of Shares	% of Ownership
Directors and Executive Officers:
Joan Y. Brown	—	—
Marie Foegh(2)	1	*
Steen Knudsen(3)	8	*
Thomas H. Jensen(4)	6	*
Gerald W. McLaughlin(5)	1	*
Joseph W. Vazzano	—	—
Laura E. Benjamin	—	—
All directors and executive officers as a group (6 individuals)	16	*

____________

*        Less than one percent (1%).

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o Allarity Therapeutics, Inc., 24 School Street, 2nd Floor, Boston, MA 02108.

(2)      On February 28, 2024, Dr. Foegh was terminated as our Chief Medical Officer. As of the Record Date, all previously granted stock options were forfeited.

(3)      Interests shown include 5 shares of common stock and 3 shares of common stock issuable upon exercise of vested options.

(4)      Interests shown include 1share of common stock and 5 shares issuable upon exercise of vested options.

(5)      Interests shown include 1 share issuable upon exercise of vested options.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership, of common stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3, 4 and 5 thereto filed electronically with the SEC during the year ended December 31, 2023, we believe that all reports required by Section 16(a) for transactions in the year ended December 31, 2023 were timely filed, other than a late Form 3 filed on August 28, 2023 by Dr. Benjamin. In addition, Mr. Robert Oliver has not filed his Form 3 to date.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Transactions with Related Parties

The following includes a summary of certain relationships and transactions since January 1, 2021, including related party transactions and any currently proposed transactions, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets for the last two completed fiscal years, and (2) any of our directors, executive officers or holders of more than 5% of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest other than compensation and other arrangements that are described under the section titled “Executive and Director Compensation.”

All share and per share information gives effect to the 1-for-35 reverse stock split effected on March 24, 2023; the 1-for-40 reverse stock split effected on June 28, 2023; and the 1-for-20 reverse stock split effected on April 4, 2024 (the “Share Consolidations”).

During the years ended December 31, 2021 and 2022, we did not enter into a transaction that was required to be disclosed under Item 404 of Regulation S-K.

Transactions with 3i, LP (“3i”)

On April 19, 2023, 3i provided us with a loan for $350,000, which was evidenced by a Secured Promissory Note dated April 19, 2023 (the “April Note”), which required a mandatory conversion of the principal into 486 shares of Series A Preferred Stock (“Note Conversion Shares”), subject to and upon the April offering. Upon the April offering, on April 21, 2023, the Note Conversion Shares were issued to 3i and the April Note was cancelled.

On April 20, 2023, we entered into a certain Modification and Exchange Agreement (as amended on May 26, 2023 the “Exchange Agreement”) with 3i pursuant to which the parties agreed to, among other things, subject to the April Closing, (i) amend our Certificate of Designations for the Series A Convertible Preferred Stock (the “Amended COD”), which among other things, eliminated the Series A Preferred Stock redemption right and dividend (except for certain exceptions as specified in the Amended COD), and provided for the conversion of Series A Preferred Stock into shares of our common stock at a conversion price of $30.00 which was equal to the price for a share of our common stock sold in the April offering, (ii) exchange 50,000 shares of Series C Preferred Stock (the “Series C Shares”) beneficially owned by 3i for 5,577 shares of Series A Preferred Stock (the “Exchange Shares”), (iii) exchange a warrant to purchase shares of our common stock issued on December 20, 2021 to 3i (the “Original Warrant”) for a new warrant (the “Exchange Warrant”), which reflected an exercise price of $30.00 (the “New Exercise Price”) and represented a right to acquire 315,085 shares of our common stock (the “New Warrant Shares”). In addition to the satisfaction or waiver of customary and additional closing conditions set forth in the Exchange Agreement, the transactions contemplated by the Exchange Agreement were subject to (a) the occurrence of the closing of the Offering and (b) the filing of the Amended COD with the Delaware Secretary of State. On April 21, 2023, the closing of the transactions contemplated by the Exchange Agreement occurred and the Exchange Warrant and the Exchange Shares were issued to 3i, and the Original Warrant and the Series C Shares were cancelled. In addition, on April 21, 2023, the Amended COD was filed with the Delaware Secretary of State. Notwithstanding the foregoing changes, all other terms of the Exchange Warrant were substantially the same as the terms of the PIPE Warrant. Under the Exchange Agreement, subject to certain exceptions we agreed that so long as any holder of Series A Preferred Stock beneficially owns any shares of Series A Preferred Stock, we would not, without the prior written consent of certain holders of Series A Preferred Stock, issue any Series A Preferred Stock. We agreed that neither us nor any of our subsidiaries would issue, offer, sell, grant any option or right to purchase, or otherwise dispose of (or announce any issuance, offer, sale, grant of any option or right to purchase or other disposition of) any equity security or any equity-linked or related security (including, without limitation, any “equity security” except for the April offering (any such issuance, offer, sale, grant, disposition or announcement whether occurring during certain restricted period or at any time thereafter).

We entered into a Cancellation of Debt Agreement dated April 20, 2023 (the “Cancellation of Debt Agreement”), which became effective as of the April Closing. Upon the April Closing, pursuant to the terms of the Cancellation of Debt Agreement, all of our outstanding indebtedness under the Notes and the Alternative Conversion Amount (as defined therein) due by us to 3i were paid in full. Accordingly, any and all obligations in connection therewith were extinguished without any additional further action on the part of 3i upon payment of $3,348,000 in cash from a portion of the proceeds from the April offering. In addition, pursuant to such agreement, 1,550 shares of Series A Preferred

Stock (the “Redemption Shares”) beneficially owned by 3i were redeemed in full for a purchase price of $1,652,000, which redemption price was paid in cash from the portion of the proceeds from the April offering. We also entered into the First Amendment to the Registration Rights Agreement dated May 20, 2023, which became effective upon the April Closing, to amend certain defined terms under the RRA to include the Exchange Shares, the New Warrant Shares and the Note Conversion Shares.

On June 6, 2023, 3i and we entered into the Limited Waiver and Amendment Agreement (“3i Waiver Agreement”) pursuant to which 3i agreed to waive certain rights granted under the PIPE SPA, the Exchange Agreement and the securities purchase agreement related to the April offering in exchange for (i) amending the conversion price of the Series A Preferred Stock to equal the public offering price of the shares of our common stock in the July Offering (as defined below) if the public offering price of the shares of our common stock in the July Offering was lower than the then-current conversion price of the Series A Preferred Stock; (ii) participating in the July Offering, at its option, under the same terms and conditions as other investors, of which proceeds from 3i’s participation were agreed to be used to redeem a portion of shares of Series A Preferred Stock 3i received from the Exchange Agreement; and (iii) (1) the repricing of the exercise price of the Common Warrants issued in the April offering (“April 2023 Common Warrants”) to the exercise price of the warrants issued in the July Offering; and (2) extending the termination date of the April 2023 Common Warrants to the date of termination of the common warrants offered in the July Offering.

On June 29, 2023, we entered into a Secured Purchase Agreement with 3i (“June Purchase Agreement”), pursuant to which on June 30, 2023, 3i purchased a promissory note for the principal amount of $350,000 (“3i June Promissory Note”). The terms of the 3i June Promissory Note provided that the outstanding obligations thereunder, including accrued interest, would be paid in full at the Next Financing (as defined therein); provided, however, that if the gross proceeds from the financing were insufficient to settle the payment of the outstanding balance of the 3i June Promissory Note, together with all accrued interest thereon, in full, then we would instead be obligated to convert all of the unpaid principal balance of the note, together with all accrued interest thereon, into 486 shares of Series A Preferred Stock. In connection with the June Purchase Agreement, we and 3i agreed to adjust the then conversion price of the Series A Preferred Stock to the downward adjustment to conversion price. Based on the closing price of the shares of our common stock on June 28, 2023, the downward adjustment to conversion price was equal to $8.00 per share. In connection therewith, we filed the Second Certificate of Amendment to the Series A Convertible Certificate of Designations with the Delaware Secretary of State to reflect the downward adjustment to conversion price.

On July 10, 2023, we closed a public offering of 357,223 shares of our common stock, pre-funded warrants to purchase up to 2,087,222 shares of our common stock (the “July Pre-Funded Warrants”), and common warrants to purchase up to 2,444,445 shares of our common stock (the “July Common Warrants”) at an effective combined purchase price of $4.50 per share and related common stock purchase warrants (the “July Purchase Price”), for aggregate gross proceeds of approximately $11 million, before deducting placement agent fees and offering expenses payable by us. The purchase price of each July Pre-Funded Warrant and July Common Warrant was equal to the July Purchase Price less the $0.001 per share exercise price of each Pre-Funded Warrant. The closing of the offering occurred on July 10, 2023 (the “July Offering”). 3i participated in the July Offering by purchasing 1,031,111 Pre-Funded Warrants and 1,111,111 Common Warrants for a purchase price of $5,000,000.

Upon the closing of the July Offering, the number of shares exercisable under the Exchange Warrant and the exercise price was adjusted to 2,100,565 shares of our common stock and $4.50 per share, respectively. Subsequently on July 26, 2023, pursuant to Section 2(e) of the Exchange Warrant, due to the event market price on the 16th day after the reverse stock split effected in June 2023, being less than the exercise price of the Exchange Warrant then in effect, the number of shares exercisable under such Exchange Warrant and the exercise price was further adjusted to 3,134,693 shares and $3.0155 per share, respectively.

Pursuant to the 3i Waiver Agreement upon the consummation of the July Offering, the conversion price of the Series A Preferred Stock was reduced to $4.50. On July 10, 2023, we filed a Third Certificate of Amendment to Amended and Restated Certificate of Designations of Series A Convertible Preferred Stock to effect the change to conversion price.

From the proceeds of the July Offering, on July 10, 2023, we redeemed (i) 4,630 shares of Series A Preferred Stock held by 3i, for $5,000,400 in cash, and (ii) the 3i June Promissory Note for $350,886 in cash. Consequently, the 3i June Promissory Note was paid in full on July 10, 2023.

In connection with the Inducement Letter dated September 14, 2023 and the transactions contemplated therein, we and 3i entered into a waiver pursuant to which 3i agreed to allow the filing of a resale registration statement relating to the shares relating to the Inducement Letter, which was not otherwise permitted under certain agreements with 3i. In consideration of entering in the waiver, we agreed to amend the conversion price of the Series A Preferred Stock to equal $1.00 as soon as practicable. On September 22, 2023, we filed the Fourth Certificate of Amendment to Amended and Restated Certificate of Designations of Series A Convertible Preferred Stock with the Secretary of State of the State of Delaware to reflect the new conversion price of the Series A Preferred Stock of $1.00. In addition, as a result of the warrants issued in connection with the Inducement Letter, pursuant to the terms of the Exchange Warrant, in September 2023 the number of shares exercisable and the exercise price of the Exchange Warrant were adjusted to 4,407,221 shares of our common stock and $1.00 per share, respectively.

On January 18, 2024, we entered into a Securities Purchase Agreement with 3i, pursuant to which we issued and sold 3i a senior convertible promissory notes in an aggregate principal amount of $440,000 due on January 18, 2025 for an aggregate purchase price of $400,000, representing an approximate 10% original issue discount. We agreed to use the net proceeds from the sale of the note for accounts payable and working capital purposes. Unless the transaction documents state otherwise, we may not prepay any portion of the principal amount of the note without 3i’s prior written consent.

On February 13, 2024, the parties entered into a limited waiver agreement (the “Waiver Agreement”) and agreed that the closing can be consummated prior to the 30th calendar day following January 18, 2024. The parties further waive any rights or remedies that they may have under Section 2.3 of the Purchase Agreement, solely in connection with the second closing, including any rights of termination, defaults, amendment, acceleration or cancellation that be triggered under the Purchase Agreement solely as a result of accelerating the second closing. As of the second closing, we issued and sold to 3i a senior convertible promissory note in an aggregate principal amount of $440,000 due on February 13, 2025 for an aggregate purchase price of $400,000, representing an approximately 10% original issue discount. We agreed to use the net proceeds from the sale of the second note for accounts payable and working capital purposes. Unless the transaction documents state otherwise, we may not prepay any portion of the principal amount of the second note without the 3i’s prior written consent.

On March 14, 2024, we issued and sold to 3i a senior convertible promissory note in an aggregate principal amount of $660,000 due on March 14, 2025 for an aggregate purchase price of $600,000, representing an approximately 10% original issue discount. We agreed to use the net proceeds from the sale of the note, among other things, for accounts payable and working capital purposes. Unless the transaction documents state otherwise, we may not prepay any portion of the principal amount of the note without 3i’s prior written consent.

Ljungaskog Consulting AB

Effective June 1, 2024, we entered into a Management Services Agreement (the “MSA”) with Ljungaskog Consulting AB, a Swedish limited liability company, owned and managed by our Chief Executive Officer. See “Material Terms of Consultancy Agreement with Ljungaskog Consulting AB.”

Related Person Transactions Policy

We have adopted a written related person transactions policy that sets forth our policies and procedures regarding the identification, review, consideration, and oversight of “related person transactions.” For purposes of policy only, a “related person transaction” is a transaction, arrangement, or relationship (or any series of similar transactions, arrangements or relationships) in which we or any of our subsidiaries are participants involving an amount, as long as we are a SEC smaller reporting company, that exceeds the lesser of (a) $120,000 or (b) 1% of the average of our total assets for the last two completed fiscal years, in which any “related person” has a material interest.

Transactions involving compensation for services provided to us as an employee, consultant or director will not be considered related person transactions under this policy. A related person is any executive officer, director, nominee to become a director or a holder of more than 5% of any class of our voting securities (including shares of our common stock), including any of their immediate family members and affiliates, including entities owned or controlled by such persons.

Under the policy, the related person in question or, in the case of transactions with a holder of more than 5% of any class of our voting securities, an officer with knowledge of a proposed transaction, must present information regarding the proposed related person transaction to our Audit Committee (or, where review by our Audit Committee would be inappropriate, to another independent body of our Board) for review. To identify related person transactions in advance, we will rely on information supplied by our executive officers, directors and certain significant stockholders. In considering related person transactions, our Audit Committee will take into account the relevant available facts and circumstances, which may include, but are not limited to:

•        the risks, costs, and benefits to us;

•        the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the terms of the transaction;

•        the availability of other sources for comparable services or products;

•        the terms available to or from, as the case may be, unrelated third parties; and

•        our Audit Committee will approve only those transactions that it determines are fair and in our best interests.

Indemnification Agreements

As permitted under Delaware law, we have entered into indemnification agreements with our executive officers and directors that provide that we will indemnify the directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by such director or officer in any action or proceeding arising out of their service as a director and/or officer. The term of the indemnification is for the officer’s or director’s lifetime.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Submission of Stockholder Nominations for Director

Stockholders may propose candidates for board membership by providing timely written notice to our Corporate Secretary at Allarity Therapeutics, Inc., 24 School Street, 2nd Floor, Boston, Massachusetts 02108. To be timely, Section 2.12 of our Bylaws requires that a stockholder’s written notice is delivered to the Corporate Secretary at our principal executive offices no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2025 annual meeting of stockholders (the “2025 Annual Meeting”), our Bylaws require written notice to be delivered to the Corporate Secretary at our principal executive offices, as early as March 28, 2025, but no later than April 27, 2025, unless advanced by more than thirty (30) days or delayed by more than sixty (60) days from July 26, 2025.

Such stockholder’s notice for the nomination of any person(s) for election to our Board must include all the information relating to such nominee and to the proposing stockholder as set forth under Section 2.12(b) of our Bylaws, which can be found at:

https://www.sec.gov/Archives/edgar/data/1860657/000121390021053762/fs42021a2ex3-4_allarity.htm.

In addition, we may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as our director.

Submission of Stockholder Proposals

Pursuant to Section 2.12 of our Bylaws, a stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2025 Annual Meeting of Stockholders must deliver a written copy of their proposal to the Corporate Secretary at our principal executive offices no later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary date, to be timely such notice must be received no earlier than the close of business on the 120th day prior to the annual meeting and no later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the close of business on the 10th day following the first date on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2025 Annual Meeting, our Bylaws require written notice to be delivered to the Corporate Secretary at our principal executive offices, as early as March 28, 2025, but no later than April 27, 2025, unless advanced by more than thirty (30) days or delayed by more than sixty (60) days from July 26, 2025.

Stockholder proposals must include, as to each matter proposed, the information required under Section 2.12(c) of our Bylaws and the information required of the proposing stockholder under Section 2.12(b)(vi) of our Bylaws. In addition, all proposals must comply with the provisions of our Bylaws and Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder, unless such proposal is being made only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement prepared by us to solicit proxies for such meeting.

Proxy Access Director Nominations

Section 2.13 of our Bylaws permits up to 20 stockholders owning 3% or more of our outstanding voting stock continuously for at least three (3) years to nominate and include in our proxy materials director nominees for election which shall not exceed the greater of one individual or 20% of the number of directors in office that are standing for election, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified under Section 2.13 of our Bylaws.

Section 2.13 of our Bylaws requires eligible stockholders to give advance notice of any proxy access director nomination. The required notice, which must include the information and documents set forth in our Bylaws, must be delivered to the Corporate Secretary at our principal executive offices no later than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date that our definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days or delayed by more than sixty (60) days from such anniversary, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and no later than the close of business on the later of: (i) the 120th day prior to such annual meeting; or (ii) the 10th day following the day on which the date of such meeting is publicly disclosed. Accordingly, with respect to our 2025 Annual Meeting, our Bylaws require notice to be delivered to the Corporate Secretary the address for our principal executive offices, as early as February 1, 2025, but no later than March 3, 2025, unless advanced by more than thirty (30) days or delayed by more than sixty (60) days from July 1, 2024, which is the anticipated day of the anniversary of the mailing of our definitive proxy statement for the 2025 Annual Meeting.

Rule 14a-8

Pursuant to Section 2.12(f) of our Bylaws, Sections 2.12 and 2.13 described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified us of the stockholder’s intention to present the proposal at an annual or special meeting only pursuant to and in compliance with Rule 14a-8 under the Exchange Act and such proposal has been included in a proxy statement that has been prepared by us to solicit proxies for such meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of our proxy statement was released to stockholders in connection with the 2025 Annual Meeting. However, if the date of the 2025 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the company begins to print and send its proxy materials. In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, we strongly encourage stockholders who wish to submit a proposal or nomination to seek independent counsel. We will not consider any proposal or nomination that is not timely or otherwise does not meet our Bylaws and Rule 14a-8 requirements. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Mailing Instructions

Stockholder written proposals should be delivered to Allarity Therapeutics, Inc., c/o Corporate Secretary, 24 School Street, 2nd Floor, Boston, Massachusetts 02108. To avoid controversy and establish timely receipt by us, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will household materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request prompt delivery of a copy of this Proxy Statement and the 2023 Form 10-K by contacting the Company by telephone at (401) 426-4664 or in writing sent to Allarity Therapeutics, Inc., Attn: Corporate Secretary, 24 School Street, 2nd Floor, Boston, Massachusetts 02108.

2023 ANNUAL REPORT

Our 2023 Annual Report is being mailed with this Proxy Statement.

Our 2023 Annual Report and 2023 Form 10-K have been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our 2023 Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the 2023 Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to Allarity Therapeutics, Inc., Attention: Investor Relations investorrelations@allarity.com. The request must include a representation by the stockholder that as of the Record Date, the stockholder was entitled to vote at the Annual Meeting.

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Card or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

OTHER MATTERS

As of the time of preparation of this Proxy Statement, we do not know of any matter to be acted upon at the Annual Meeting other than the matters described in this Proxy Statement. If any other matter properly comes before the Annual Meeting, however, the proxy holders will vote the proxies thereon in accordance with the recommendation of our Board.

By:	/s/ Gerald W. McLaughlin
Gerald W. McLaughlin
Chairman of our Board

July 1, 2024

Appendix A

SIXTH CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ALLARITY THERAPEUTICS, INC.

Allarity Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Sixth Certificate of Amendment to Certificate of Incorporation (this “Sixth Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 6, 2021, as amended by that certain Certificate of Amendment filed on August 5, 2021, and as further amended by that certain Second Certificate of Amendment filed on March 20, 2023, and as further amended by that certain Third Certificate of Amendment filed on March 23, 2023, and as further amended by that certain Fourth Certificate of Amendment filed on June 28, 2023, and as further amended by that certain Fifth Certificate of Amendment filed on April 4, 2024 (as amended, the “Certificate of Incorporation”).

2. The board of directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Sixth Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the Annual Meeting of Stockholders held on July 26, 2024 (the “Annual Meeting”), which meeting was noticed and has been held in accordance with Section 222 of the DGCL.

3. This Sixth Amendment was duly adopted by the affirmative vote of the holders of the majority of the outstanding shares of the Corporation’s common stock entitled to vote, together as a class, thereon at the Corporation’s Annual Meeting, in accordance with the provisions of Section 242 of the DGCL, and Articles FIFTH and TWELFTH of the Certificate of Incorporation.

4. Resolutions were duly adopted by the board of directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of ____ [a.m./p.m.], New York time, on ______, 2024, or as soon as practicable thereafter, the Corporation will decrease the number of authorized shares from, 750,500,000 to 250,500,000 and decrease the number of common stock from 750,000,000 to 250,000,000 as constituted following such date.

5. The Certificate of Incorporation is hereby amended by deleting the first paragraph of Article FIFTH thereof, and replacing in its entirety the following paragraph:

“FIFTH: The total number of shares of all classes of capital stock that the Corporation is authorized to issue is 250,500,000 shares, consisting of (i) 250,000,000 shares of common stock, par value per share (the “Common Stock”), and (ii) 500,000 shares of preferred stock. par value per share (the “Preferred Stock”). Subject to the rights of the holders of any series of Preferred Stock, the number of authorized shares of any of the Common Stock or Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a minority in voting power of the capital stock of the Corporation entitled to vote thereon irrespective of the provisions of Section 242(b)(2) of the DGCL, and no vote of the holders of any of the Common Stock or Preferred Stock voting separately as a class shall be required therefor.”

6. Except as set forth in this Sixth Amendment, the Certificate of Incorporation remains in full force and effect.

[Remainder of page intentionally left blank, signature page follows]

A-1

IN WITNESS WHEREOF, the Corporation has caused this Sixth Amendment to be duly executed in its name and on its behalf by a duly authorized officer of the Corporation on this ___ day of ___, 2024.

By:
Name:	Thomas H. Jensen
Title:	Chief Executive Officer

[SIGNATURE PAGE TO SIXTH CERTIFICATE OF AMENDMENT]

A-2

Appendix B

SEVENTH CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ALLARITY THERAPEUTICS, INC.

Allarity Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Seventh Certificate of Amendment to Certificate of Incorporation (this “Seventh Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 6, 2021, as amended by that certain Certificate of Amendment filed on August 5, 2021, and as further amended by that certain Second Certificate of Amendment filed on March 20, 2023, and as further amended by that certain Third Certificate of Amendment filed on March 23, 2023, and as further amended by that certain Fourth Certificate of Amendment filed on June 28, 2023, and as further amended by that certain Fifth Certificate of Amendment filed on April 4, 2024, and as further amended by that certain Sixth Certificate of Amendment filed on _____, 2024 (as amended, the “Certificate of Incorporation”).

2. The board of directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Seventh Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the Annual Meeting of Stockholders held on July 26, 2024 (the “Annual Meeting”), which meeting was noticed and has been held in accordance with Section 222 of the DGCL.

3. This Seventh Amendment was duly adopted by the affirmative vote of the holders of the majority of the outstanding shares of the Corporation’s common stock entitled to vote, together as a class, thereon at the Corporation’s Annual Meeting, in accordance with the provisions of Section 242 of the DGCL, and Articles FIFTH and TWELFTH of the Certificate of Incorporation.

4. Resolutions were duly adopted by the board of directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of ____ [a.m./p.m.], New York time, on ______, 2024, or as soon as practicable thereafter, every __ (__) issued and outstanding shares of the Corporation’s Common Stock, par value $0.0001 per share, shall be converted into one (1) share of the Corporation’s Common Stock, par value $0.0001 per share, as constituted following such date.

5. The Certificate of Incorporation is hereby amended by deleting the second and third paragraphs of Article FIFTH thereof, and replacing in their entirety the following paragraphs:

“Effective as of ______ [a.m./p.m.] on _______, 2024 (the “Effective Time”), every __ (__) shares of the Corporation’s common stock, $0.0001 par value per share (the “Old Common Stock”), either issued or outstanding or held by the Corporation as treasury stock, immediately prior to the Effective Time, will be automatically reclassified and combined (without any further act) into a smaller number of shares such that each __ (__) shares of Old Common Stock issued and outstanding or held by the Company as treasury stock immediately prior to the Effective Time is reclassified into one (1) share of Common Stock, $0.0001 par value per share (the “New Common Stock”), of the Corporation (the “Reverse Stock Split”). The board of directors shall make provision for the issuance of that number of fractions of New Common Stock such that any fractional share of a holder otherwise resulting from the Reverse Stock Split shall be rounded up to the next whole number of shares of New Common Stock. Stockholders who hold uncertificated shares of Old Common Stock electronically in “book-entry” form will have their holdings electronically adjusted by the Transfer Agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split and will automatically be adjusted to reflect the New Common Stock.

Any stock certificate that, immediately prior to the Effective Time, represented shares of the Old Common Stock will, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, be converted to Book Entries representing the number of shares of the New Common Stock into which such shares of Old Common Stock shall have been reclassified of a share of New Common Stock, with any resulting fractional shares rounded up to the nearest whole share.”

6. Except as set forth in this Seventh Amendment, the Certificate of Incorporation remains in full force and effect.

[Remainder of page intentionally left blank, signature page follows]

IN WITNESS WHEREOF, the Corporation has caused this Seventh Amendment to be duly executed in its name and on its behalf by a duly authorized officer of the Corporation on this ___ day of ___, 2024.

By:
Name:	Thomas H. Jensen
Title:	Chief Executive Officer

[SIGNATURE PAGE TO SEVENTH CERTIFICATE OF AMENDMENT]

Appendix C

ALLARITY THERAPEUTICS, INC.

AMENDED AND RESTATED 2021 EQUITY INCENTIVE PLAN

1. PURPOSE. The purpose of this Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries, and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.

2. SHARES SUBJECT TO THE PLAN.

2.1. Number of Shares Available. Subject to Sections 2.6 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by our Board, is 8,565,154 Shares, plus an amount derived by the difference between fifteen percent (15%) of the Company’s issued and outstanding shares of Common Stock issued in the Company’s Recapitalization Share Exchange covered by the Company’s registration statement on Form S-4 (SEC File No. 333-258968) and 8,565,154 Shares. For the sake of clarity, the initial number of Shares reserved and available for grant as of the date of adoption of the Plan by our Board is an amount equal to fifteen percent (15%) of the Company’s issued and outstanding shares of Common Stock issued in the Company’s Recapitalization Share Exchange covered by the Company’s registration statement on Form S-4 (SEC File No. 333-258968).

2.2. Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR, (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price, (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash or other property rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to satisfy the tax withholding obligations related to an RSU will become available for future grant or sale under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for grant and issuance in connection with subsequent Awards under this Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.

2.3. Minimum Share Reserve. At all times the Company will reserve and keep available a sufficient number of Shares as will be required to satisfy the requirements of all outstanding Awards granted under this Plan.

2.4. Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan will be increased on January 1st of each of 2022 through 2031, by the lesser of (a) Five percent (5%) of the number of shares of all classes of the Company’s common stock issued and outstanding on each December 31 immediately prior to the date of increase or (b) such number of Shares determined by our Board.

2.5. ISO Limitation. No more than 7,009,980 Shares will be issued pursuant to the exercise of ISOs granted under the Plan.

2.6. Adjustment of Shares. If the number or class of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including Shares reserved under sub-clauses (a)-(e) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards, and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.5, will be proportionately adjusted, subject to any required action by our Board or the stockholders of the Company and in compliance with applicable securities or other laws, provided that fractions of a Share will not be issued.

If, by reason of an adjustment pursuant to this Section 2.6, a Participant’s Award Agreement or other agreement related to any Award, or the Shares subject to such Award, covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions, and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.

3. ELIGIBILITY. ISOs may be granted only to Employees. All other Awards may be granted to Employees, Consultants, Directors, and Non-Employee Directors, provided that such Consultants, Directors, and Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

4. ADMINISTRATION.

4.1. Committee Composition; Authority. This Plan will be administered by the Committee or by our Board acting as the Committee. Subject to the general purposes, terms, and conditions of this Plan, and to the direction of our Board, the Committee will have full power to implement and carry out this Plan, except, however, our Board will establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:

(a) construe and interpret this Plan, any Award Agreement, and any other agreement or document executed pursuant to this Plan;

(b) prescribe, amend, and rescind rules and regulations relating to this Plan or any Award;

(c) select persons to receive Awards;

(d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;

(e) determine the number of Shares or other consideration subject to Awards;

(f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

(g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary, or Affiliate;

(h) grant waivers of Plan or Award conditions;

(i) determine the vesting, exercisability, and payment of Awards;

(j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

(k) determine whether an Award has been vested and/or earned;

(l) determine the terms and conditions of any, and to institute any Exchange Program;

(m) reduce, waive or modify any criteria with respect to Performance Factors;

(n) adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships;

(o) adopt terms and conditions, rules, and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;

(p) exercise discretion with respect to Performance Awards;

(q) make all other determinations necessary or advisable for the administration of this Plan; and

(r) delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law, including Section 157(c) of the Delaware General Corporation Law.

4.2. Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement will be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee will be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution will be final and binding on the Company and the Participant.

4.3. Section 16 of the Exchange Act. Awards granted to Participants who are subject to Section 16 of the Exchange Act must be approved by two or more “non-employee directors” (as defined in the regulations promulgated under Section 16 of the Exchange Act).

4.4. Documentation. The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

4.5. Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company, its Subsidiaries, and Affiliates operate or have Employees or other individuals eligible for Awards, the Committee, in its sole discretion, will have the power and authority to: (a) determine which Subsidiaries and Affiliates will be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications will be attached to this Plan as appendices, if necessary); and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this Section 4.5 will increase the Share limitations contained in Section 2.1 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards will be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.

5. OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants, and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.

5.1. Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length, and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

5.2. Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

5.3. Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.

5.4. Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.

5.5. Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.6 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

5.6. Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise of an ISO beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

(a) Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant’s legal representative, or authorized assignee, no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.

(b) Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.

(c) Cause. Unless otherwise determined by the Committee, if the Participant’s Service terminates for Cause, then Participant’s Options (whether or not vested) will expire on the date of termination of Participant’s Service if the Committee has reasonably determined in good faith that such cessation of Services has resulted in connection with an act or failure to act constituting Cause (or such Participant’s Services could have been terminated for Cause (without regard to the lapsing of any required notice or cure periods in connection therewith) at the time such Participant terminated Service), or at such later time and on such conditions as are determined by the Committee, but in any event no later than the expiration date of the Options. Unless otherwise provided in an employment agreement, Award Agreement, or other applicable agreement, Cause will have the meaning set forth in the Plan.

5.7. Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 5.7, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.8. Modification, Extension or Renewal. The Committee may modify, extend, or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed, or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants, provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.

5.9. No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended, or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6. RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled by issuance of those Shares (which may consist of Restricted Stock) or in cash. All RSUs will be made pursuant to an Award Agreement.

6.1. Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU, (b) the time or times during which the RSU may be settled, (c) the consideration to be distributed on settlement, and (d) the effect of the Participant’s termination of Service on each RSU, provided that no RSU will have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria. The Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring changes, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

6.2. Form and Timing of Settlement. Payment of earned RSUs will be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

6.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

7. RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

7.1. Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer to purchase such Restricted Stock Award will terminate, unless the Committee determines otherwise.

7.2. Purchase Price. The Purchase Price for Shares issued pursuant to a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

7.3. Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified period of Service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee will: (a) determine the nature, length, and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

7.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

8. STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary, or Affiliate. All Stock Bonus Awards will be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

8.1. Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified period of Service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee will: (a) determine the restrictions to which the Stock Bonus Award is subject, including the nature, length, and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors, if any, to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

8.2. Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.

8.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).

9. STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs will be made pursuant to an Award Agreement.

9.1. Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR, (b) the Exercise Price and the time or times during which the SAR may be exercised and settled, (c) the consideration to be distributed on exercise and settlement of the SAR, and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted and may not be less than Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.

9.2. Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement will set forth the expiration date, provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.

9.3. Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.

9.4. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

10. PERFORMANCE AWARDS.

10.1. Types of Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards will be made pursuant to an Award Agreement that cites Section 10 of the Plan. The Committee may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring changes, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, or (iii) a change in accounting standards required by generally accepted accounting principles.

(a) Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such Award. Each Performance Share will have an initial value equal to the Fair

Market Value of as Share on the date of grant. Performance Shares will consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee will determine in its sole discretion.

(b) Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.

(c) Cash-Settled Performance Awards. The Committee may also grant cash-settled Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.

10.2. Terms of Performance Awards. The Committee will determine, and each Award Agreement will set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares, (c) the Performance Factors and Performance Period that will determine the time and extent to which each award of Performance Shares will be settled, (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (i) determine the nature, length, and starting date of any Performance Period; (ii) select from among the Performance Factors to be used; and (iii) determine the number of Shares deemed subject to the award of Performance Shares. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee will determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.

10.3. Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11. PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

(a) by cancellation of indebtedness of the Company to the Participant;

(b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

(c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

(d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

(e) by any combination of the foregoing; or

(f) by any other method of payment as is permitted by applicable law.

The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan.

12. GRANTS TO NON-EMPLOYEE DIRECTORS.

12.1. General. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by our Board, or made from time to time as determined in the discretion of our Board. No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed Seven Hundred Fifty Thousand Dollars ($750,000) in value (as described below) in any calendar year; provided, however, that a Non-Employee Director may receive up to One Million Dollars ($1,000,000) in value in his or her initial year of service as a Non-Employee Director. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of Options for reporting purposes, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.1.

12.2. Eligibility. Awards pursuant to this Section 12 will be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of our Board will be eligible to receive an Award under this Section 12.

12.3. Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards will vest, become exercisable, and be settled as determined by our Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors will not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

12.4. Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted, and as determined, by the Committee. Such Awards will be issued under the Plan. An election under this Section 12.4 will be filed with the Company on the form prescribed by the Company.

13. WITHHOLDING TAXES.

13.1. Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan or a tax event occurs, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary, or Affiliate, as applicable, employing the Participant an amount sufficient to satisfy applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax liability legally due from the Participant (the tax-related items, the “Tax-Related Items”) prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items. Unless otherwise determined by the Committee, the Fair Market Value of the Shares will be determined as of the date that the taxes are required to be withheld and such Shares will be valued based on the value of the actual trade or, if there is none, the Fair Market Value of the Shares as of the previous trading day.

13.2. Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally due from the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.

14. TRANSFERABILITY. Unless determined otherwise by the Committee, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards will be exercisable: (a) during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (a) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (b) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent or any Subsidiary, (c) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (d) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (e) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

15.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any Dividend Equivalent Rights permitted by an applicable Award Agreement. Any Dividend Equivalent Rights will be subject to the same vesting or performance conditions as the underlying Award. In addition, the Committee may provide that any Dividend Equivalent Rights permitted by an applicable Award Agreement will be deemed to have been reinvested in additional Shares or otherwise reinvested. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to such stock dividends or stock distributions with respect to Unvested Shares, and any such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. The Committee, in its discretion, may provide in the Award Agreement evidencing any Award that the Participant will be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Shares underlying an Award during the period beginning on the date the Award is granted and ending, with respect to each Share subject to the Award, on the earlier of the date on which the Award is exercised or settled or the date on which it is forfeited provided, that no Dividend Equivalent Right will be paid with respect to the Unvested Shares, and such dividends or stock distributions will be accrued and paid only at such time, if any, as such Unvested Shares become vested Shares. Such Dividend Equivalent Rights, if any, will be credited to the Participant in the form of additional whole Shares as of the date of payment of such cash dividends on Shares.

15.2. Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days (or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.

16. CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted, and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

17. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note, provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

18. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Committee may (a) reprice Options or SARs (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARs, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (b) with the consent of the respective Participants (unless not required pursuant to Section 5.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

19. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.

20. NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary, or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary, or Affiliate to terminate Participant’s employment or other relationship at any time.

21. CORPORATE TRANSACTIONS.

21.1. Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction:

(a) The continuation of an outstanding Award by the Company (if the Company is the successor entity).

(b) The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable.

(c) The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code and/or Section 409A of the Code, as applicable).

(d) The full or partial acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.

(e) The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a fair market value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion.

Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the fair market value of any security shall be determined without regard to any vesting conditions that may apply to such security.

(f) The cancellation of outstanding Awards in exchange for no consideration.

Our Board shall have full power and authority to assign the Company’s right to repurchase or re-acquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, then the Committee will notify each Participant in writing or electronically that such Participant’s Award will, if exercisable, be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction and treatment may vary from Award to Award and/or from Participant to Participant.

21.2. Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.

21.3. Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors will accelerate and such Awards will become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.

22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan will be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by our Board.

23. TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by our Board. This Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).

24. AMENDMENT OR TERMINATION OF PLAN. Our Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan, provided, however, that our Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval, provided further that a Participant’s Award will be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan will affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule.

25. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by our Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of our Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. INSIDER TRADING POLICY. Each Participant who receives an Award will comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers, and/or Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.

27. ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY. All Awards, subject to applicable law, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by our Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to officers, Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.

28. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

28.1. “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.

28.2. “Award” means any award under the Plan, including any Option, Performance Award, Cash Award, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit.

28.3. “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which will be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

28.4. “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.

28.5. “Board” means the board of directors of the Company.

28.6. “Cause” means (i) an unauthorized use or disclosure by Participant of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company or is reasonably likely to cause material harm to the Company, (ii) a material breach of any agreement between Participant and the Company, (iii) a material failure to comply with the Company’s written policies or rules that has caused or is reasonably likely to cause material injury to the Company, its successor, or its affiliates, or any of their business, (iv) conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any state thereof, (v) willful misconduct that has caused or is reasonably likely to cause material injury to the Company, its successor, or its affiliates, or any of their businesses, (vi) embezzlement, (vii) failure to cooperate with the Company in any investigation or formal proceeding if the Company has requested Participant’s reasonable cooperation, (viii) violation of any applicable federal, state or foreign statutes or laws that govern or regulate employment, pharmaceutical drugs or securities, including but not limited to the laws enforced by the federal Equal Employment Opportunity Commission, Department of Labor, Food and Drug Administration, Securities and Exchange Commission and Department of Justice or (ix) a continued failure to perform assigned duties after receiving written notification of such failure from the Company’s Chief Executive Officer; provided that Participant must be provided with written notice of Participant’s termination for “Cause” and Participant must be provided with a thirty (30) day period following Participant’s receipt of such notice to cure the event(s) that trigger “Cause,” with the Company’s Chief Executive Officer making the final determination whether Participant has cured any Cause. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. This definition does not in any way limit the Company’s or any Parent’s or Subsidiary’s ability to terminate a Participant’s employment or services at any time. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual employment agreement, Award Agreement, or other applicable agreement with any Participant, provided that such document explicitly supersedes the definition provided in this Section.

28.7. “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.

28.8. “Committee” means the Compensation Committee of our Board or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.

28.9. “Common Stock” means the common stock of the Company.

28.10. “Company” means Allarity Therapeutics, Inc., a Delaware corporation, or any successor corporation.

28.11. “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary, or Affiliate to render services to such entity.

28.12. “Corporate Transaction” means the occurrence of any of the following events: (a) any “Person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total voting power represented by the Company’s then-outstanding voting securities, provided, however, that for purposes of this subclause (a) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (b) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (c) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (d) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of capital stock of the Company), or (e) a change in the effective control of the Company that occurs on the date that a majority of members of our Board is replaced during any twelve (12) month period by members of our Board whose appointment or election is not endorsed by a majority of the members of our Board prior to the date of the appointment or election. For purposes of this subclause (e), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase, or acquisition of stock, or similar business transaction with the Company. Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount will become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.

28.13. “Director” means a member of our Board.

28.14. “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.

28.15. “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash, stock, or other property dividends in amounts equal equivalent to cash, stock, or other property dividends for each Share represented by an Award held by such Participant.

28.16. “Effective Date” means the effective time of the Company’s Recapitalization Share Exchange described in the Company’s Form S-4 Registration Statement (SEC File No.: 333-258968), subject to approval of the Plan by the Company’s stockholders.

28.17. “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary, or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

28.18. “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

28.19. “Exchange Program” means a program pursuant to which (a) outstanding Awards are surrendered, cancelled, or exchanged for cash, the same type of Award, or a different Award (or combination thereof); or (b) the exercise price of an outstanding Award is increased or reduced.

28.20. “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

28.21. “Fair Market Value” means, as of any date, the value of a Share, determined as follows:

(a) if such common stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the common stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(b) if such common stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

(c) by our Board or the Committee in good faith.

28.22. “Insider” means an officer or Director of the Company or any other person whose transactions in the Company’s common stock are subject to Section 16 of the Exchange Act.

28.23. “IRS” means the United States Internal Revenue Service.

28.24. “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary, or Affiliate.

28.25. “Option” means an award of an option to purchase Shares pursuant to Section 5.

28.26. “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.27. “Participant” means a person who holds an Award under this Plan.

28.28. “Performance Award” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.29. “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(a)     profit before tax;

(b)    billings;

(c)     revenue;

(d)     net revenue;

(e)     earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization);

(f)     operating income;

(g)    operating margin;

(h)    operating profit;

(i)     controllable operating profit or net operating profit;

(j)     net profit;

(k)    gross margin;

(l)     operating expenses or operating expenses as a percentage of revenue;

(m)   net income;

(n)    earnings per share;

(o)    total stockholder return;

(p)    market share;

(q)    return on assets or net assets;

(r)     the Company’s stock price;

(s)     growth in stockholder value relative to a pre-determined index;

(t)     return on equity;

(u)    return on invested capital;

(v)    cash flow (including free cash flow or operating cash flows);

(w)    cash conversion cycle;

(x)    economic value added;

(y)    individual confidential business objectives;

(z)     contract awards or backlog;

(aa)   overhead or other expense reduction;

(bb)  credit rating;

(cc)   strategic plan development and implementation;

(dd)  succession plan development and implementation;

(ee)   improvement in workforce diversity;

(ff)    customer indicators and/or satisfaction;

(gg)  new product invention or innovation;

(hh)  attainment of research and development milestones;

(ii)    improvements in productivity;

(jj)    bookings;

(kk)  attainment of objective operating goals and employee metrics;

(ll)    sales;

(mm)expenses;

(nn)  balance of cash, cash equivalents, and marketable securities;

(oo)  completion of an identified special project;

(pp)  completion of a joint venture or other corporate transaction;

(qq)  employee satisfaction and/or retention;

(rr)    research and development expenses;

(ss)   working capital targets and changes in working capital; and

(tt)    any other metric that is capable of measurement as determined by the Committee.

The Committee may provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant, such as but not limited to, adjustments in recognition of unusual or non-recurring items such as acquisition related activities or changes in applicable accounting rules. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.

28.30. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.

28.31. “Performance Share” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.32. “Performance Unit” means an Award as defined in Section 10 and granted under the Plan, the payment of which is contingent upon achieving certain performance goals established by the Committee.

28.33. “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

28.34. “Plan” means this Allarity Therapeutics, Inc. 2021 Equity Incentive Plan, as it may be amended from time to time.

28.35. “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

28.36. “Restricted Stock Award” means an Award as defined in Section 6 and granted under the Plan, or issued pursuant to the early exercise of an Option.

28.37. “Restricted Stock Unit” means an Award as defined in Section 9 and granted under the Plan.

28.38. “SEC” means the Securities and Exchange Commission.

28.39. “Securities Act” means the Securities Act of 1933, as amended.

28.40. “Service” will mean service as an Employee, Consultant, Director, or Non-Employee Director, to the Company or a Parent, Subsidiary, or Affiliate, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (a) sick leave, (b) military leave, or (c) any leave of absence approved by the Company; provided however, that such leave is for a period of not more than 90 days (x) unless reemployment upon the expiration if such leave is guaranteed by contract or statute, or (y) unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Committee may make such provisions respecting suspension of or modification to vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military or other protected leave, if required by applicable laws, vesting will continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights Act), he or she will be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide Service to the Company throughout the leave on the same terms as he or she was providing Service immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status between an Employee, Consultant, Director or Non-Employee Director shall not terminate the Participant’s Service, unless determined by the Committee, in its discretion or to the extent set forth in the applicable Award Agreement. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service. An employee will have terminated employment as of the date he or she ceases to provide Service (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and employment will not be extended by any notice period or garden leave mandated by local law, provided, however, that a change in status from an Employee to a Consultant or Non-Employee Director (or vice versa) will not terminate the Participant’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Service and the effective date on which the Participant ceased to provide Service.

28.41. “Shares” means shares of the Common Stock and the common stock of any successor entity of the Company.

28.42. “Stock Appreciation Right” or “SAR” means an Award defined in Section 9 and granted under the Plan.

28.43. “Stock Bonus” means an Award defined in Section 8 and granted under the Plan.

28.44. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

28.45. “Treasury Regulations” means regulations promulgated by the United States Treasury Department.

28.46. “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

Appendix D

EIGHTH CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
ALLARITY THERAPEUTICS, INC.

Allarity Therapeutics, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), does hereby certify that:

1. This Eighth Certificate of Amendment to Certificate of Incorporation (this “Eighth Amendment”) amends certain provisions of the Corporation’s original Certificate of Incorporation filed with the Secretary of State of the State of Delaware on April 6, 2021, as amended by that certain Certificate of Amendment filed on August 5, 2021, and as further amended by that certain Second Certificate of Amendment filed on March 20, 2023, and as further amended by that certain Third Certificate of Amendment filed on March 23, 2023, and as further amended by that certain Fourth Certificate of Amendment filed on June 28, 2023, and as further amended by that certain Fifth Certificate of Amendment filed on April 4, 2024, and as further amended by that certain Sixth Certificate of Amendment filed on ____, 2024, and as further amended by that certain Seventh Certificate of Amendment filed on _____, 2024 (as amended, the “Certificate of Incorporation”).

2. The board of directors of the Corporation, acting in accordance with the provisions of Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”), has duly adopted resolutions approving the amendment set forth in this Eighth Amendment, declaring said amendment to be advisable and in the best interests of the Corporation and its stockholders, and directing that such amendment be considered for stockholder approval at the Annual Meeting of Stockholders held on ____, 2024 (the “Annual Meeting”), which meeting was noticed and has been held in accordance with Section 222 of the DGCL.

3. This Eighth Amendment was duly adopted by the affirmative vote of the holders of the majority of the outstanding shares of the Corporation’s common stock entitled to vote, together as a class, thereon at the Corporation’s Annual Meeting, in accordance with the provisions of Section 242 of the DGCL, and Articles FIFTH and TWELFTH of the Certificate of Incorporation.

4. Resolutions were duly adopted by the board of directors of the Corporation, in accordance with the provisions of the Certificate of Incorporation set forth below, providing that, effective as of ____ [a.m./p.m.], New York time, on ______, 2024, or as soon as practicable thereafter, the liability of the directors and officers for monetary damages shall be eliminated to the fullest extent under applicable law.

5. The Certificate of Incorporation is hereby amended by deleting Article EIGHTH thereof, and replacing in their entirety the following paragraphs:

“EIGHTH: The liability of the directors and officers for monetary damages shall be eliminated to the fullest extent under applicable law.

To the fullest extent permitted by applicable law, the Company is authorized to provide indemnification of (and advancement of expenses to) directors, officers and agents of the Company (and any other persons to which applicable law permits the Company to provide indemnification) through Bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise in excess of the indemnification and advancement otherwise permitted by such applicable law. If applicable law is amended after approval by the stockholders of this Article EIGHTH to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer to the Company shall be eliminated or limited to the fullest extent permitted by applicable law as so amended.

Any repeal or modification of this Article EIGHTH shall only be prospective and shall not affect the rights or protections or increase the liability of any director or officer under this Article EIGHTH in effect at the time of the alleged occurrence of any act or omission to act giving rise to liability or indemnification.”

6. Except as set forth in this Eighth Amendment, the Certificate of Incorporation remains in full force and effect.

[Remainder of page intentionally left blank, signature page follows]

D-1

IN WITNESS WHEREOF, the Corporation has caused this Eighth Amendment to be duly executed in its name and on its behalf by a duly authorized officer of the Corporation on this ___ day of ___, 2024.

By:
Name:	Thomas H. Jensen
Title:	Chief Executive Officer

[SIGNATURE PAGE TO EIGHTH CERTIFICATE OF AMENDMENT]

D-2

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 040NUC qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Annual Meeting Proxy Card 01 - Gerald W. McLaughlin 02 - Laura E. Benjamin For Withhold For Withhold Proposals The Board of Directors recommends a vote FOR all the nominees listed A and FOR Proposals 2 7. 2. To ratify the appointment of Wolf & Company, P.C., as our independent registered public accounting firm for the fiscal year ending December 31, 2024 (the “Independent Auditor Proposal”); 3. To approve an amendment to our Certificate of Incorporation, to decrease the number of authorized shares from 750,500,000 to 250,500,000, and to decrease the number of our common stock from 750,000,000 to 250,000,000, in substantially the form attached to the Proxy Statement as Appendix A (the “Share Decrease Proposal”); 1. To elect two (2) Class II directors to serve until the 2027 annual meeting of stockholders or until their respective successors are duly elected and qualified (the “Director Proposal”); For Against Abstain 4. To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix B, to, at the discretion of our board of directors, effect a reverse stock split with respect to our issued and outstanding common stock, par value $0.0001 per share, at a ratio between 1-for-5 and 1-for-30, with the board of directors having the discretion as to whether or not the reverse stock split is to be effected, with the exact ratio of any reverse stock split (the “Split Ratio”) to be set within the above range as determined by the board of directors in its discretion, and without a corresponding reduction in the total number of authorized shares of common stock (the “Reverse Stock Split Proposal”); 5. To approve an amendment to our Amended and Restated 2021 Equity Incentive Plan (the “2021 Plan”), in substantially the form attached to the Proxy Statement as Appendix C, to increase the aggregate number of shares of common stock authorized for grant under the 2021 Plan from 2,168,330 to 8,565,154 (or the quotient obtained by dividing such number by the Split Ratio, if the Reverse Stock Split Proposal is approved and implemented) (the “2021 Plan Amendment Proposal”); 6. To approve an amendment to our Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Appendix D, to limit the liability of certain officers as permitted by Delaware Law (the “Officer Exculpation Amendment Proposal”); 7. To approve the adjournment of the meeting, if necessary or advisable, to solicit additional proxies in favor of the Director Proposal, the Independent Auditor Proposal, the Share Decrease Proposal, the Reverse Stock Split Proposal, the 2021 Plan Amendment Proposal or the Officer Exculpations Amendment Proposal (the “Adjournment Proposal”).

For Against Abstain Save paper, time and money! Sign up for electronic delivery at http://www.investorvote.com/ALLR Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at http://www.investorvote.com/ALLR Notice of the Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — July 26, 2024 Thomas H. Jensen and Joan Y. Brown, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Allarity Therapeutics, Inc. to be held on July 26, 2024 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR each Class II Director Nominee in Proposal 1, and FOR Proposals 2 through 7. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) Allarity Therapeutics, Inc. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The proxy materials are available at: https://www.edocumentview.com/ALLR2024 The Annual Meeting of Stockholders of Allarity Therapeutics, Inc. will be held on Friday, July 26, 2024, at 10:00 a.m., Eastern Time, via live audio webcast at https://meetnow.global/MHULKLQ To access the virtual Annual Meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Annual Meeting Admission Ticket The Annual Meeting of Stockholders of Allarity Therapeutics, Inc. Friday, July 26, 2024, at 10:00 a.m., Eastern Time Virtual Meeting You are cordially invited to attend the virtual Annual Meeting of Stockholders of Allarity Therapeutics, Inc., via the Internet. It is important that your shares are represented at the Annual Meeting. Even if you plan to attend the Annual Meeting live via the Internet, we hope that you will promptly vote and submit your proxy by dating, signing, and returning the enclosed proxy card if you receive a paper proxy card, or vote via the Internet or by telephone. This will not limit your rights to attend or vote during the Annual Meeting. Please note, however, that if your shares are held of record by a broker, bank, or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.